UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08349

Name of Fund: BlackRock MuniHoldings Investment Quality Fund (MFL)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

    Investment Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 02/28/2013

Item 1 – Report to Stockholders

FEBRUARY 28, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Dear Shareholder

Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, the European debt crisis returned to the headlines as unresolved policy decisions left it unclear as to how troubled peripheral countries would finance their sovereign debt, causing yields to soar. In the second quarter of 2012, political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the announcement of the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s debt-laden countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policies, risk assets weakened in the fall. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continued to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaled modest but broad-based improvements in the world’s major economies, particularly in China. Global equities soared through January while rising US Treasury yields pressured high-quality fixed income assets. However, bond markets strengthened in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term curtailment of monetary easing policies. Outside the United States, equities largely declined as political uncertainty escalated after the Italian presidential election ended in a stalemate.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended February 28, 2013. International, US small cap and emerging market equities were the leading asset classes for the 6-month period, while US stocks and high yield bonds generated the strongest returns for the 12-month period. US Treasury yields remained relatively low overall, but have inched higher in recent months, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, continued to benefit from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Investors continue to face many of the same risks as in years past. But we see a world of possibilities. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. Investors everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	13.46%
US small cap equities (Russell 2000® Index)	13.02	14.02
International equities (MSCI Europe, Australasia, Far East Index)	14.41	9.84
Emerging market equities (MSCI Emerging Markets Index)	12.06	0.28
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.51)	3.66
US investment grade bonds (Barclays US Aggregate Bond Index)	0.15	3.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.40	5.71
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.67	11.79
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended February 28, 2013

Municipal Bonds Performed Well

Market conditions remained favorable even though supply picked up considerably in the past year. Total new issuance for the 12 months ended February 28, 2013 was $383 billion as compared to $303 billion in the prior 12-month period. However, it is important to note that a significant portion (roughly 60%) of the new supply during the most recent 12-month period was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs.

Increased supply was met with strong demand during the period as investors were starved for yield in the low- rate environment. Investors poured into municipal bond mutual funds, particularly long-duration and high-yield funds as they tend to provide higher levels of income. For the 12 months ended February 28, 2013, municipal bond fund inflows exceeded $46 billion (according to the Investment Company Institute).

S&P Municipal Bond Index Total Returns as of February 28, 2013 6 months: 2.40% 12 months: 5.71%

A Closer Look at Yields

From February 29, 2012 to February 28, 2013, muni yields declined by 32 basis points (“bps”) from 3.23% to 2.91% on AAA-rated 30-year municipal bonds, while falling a modest 4 bps from 1.85% to 1.81% on 10-year bonds and rising 9 bps from 0.68% to 0.77% on 5-year bonds (as measured by Thomson Municipal Market Data). (Bond prices rise as yields fall.) Overall, the municipal yield curve remained relatively steep, but flattened over the 12-month period as the spread between 2- and 30-year maturities tightened by 37 bps and the spread between 2- and 10-year maturities tightened by 9 bps.

During the same time period, US Treasury rates fell by 10 bps in both the 5- and 10-year space while rising 1 bp on 30-year bonds. Accordingly, tax-exempt municipal bonds moderately underperformed Treasuries in the 5- and 10-year space, but significantly outperformed Treasury bonds on the long end of the curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. Municipals have become an appropriate avenue for investors seeking yield in the low-rate environment as the asset class is known for its lower volatility and preservation of earnings as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Austerity and de-leveraging have been the general themes across the country as states seek to balance their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps. Broadly speaking, state governments have demonstrated better fiscal health as their revenues have steadily improved in recent years. Many local municipalities, however, continue to face higher costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares and borrowings discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of February 28, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BIE	39%
BBK	36%
BAF	36%
BYM	37%
BLE	39%
MFL	40%
MVF	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	5

Trust Summary as of February 28, 2013	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 4.15% based on market price and 3.94% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

•

The Trust’s holdings in the State of California contributed positively to performance. While federal tax rate increases were supportive of municipal bonds overall, the addition of a state tax rate increase in California made these issues even more compelling on an after-tax basis. Also enhancing results were holdings in the health, education and transportation sectors. Particularly strong returns came from the Trust’s lower-quality holdings in those sectors, which benefited from strong demand as investors sought higher-yielding investments in the low interest rate environment.

•

Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of the local economy and concerns about credit rating downgrades resulted in falling prices across Puerto Rico-issued securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2013 ($16.83)[1]	5.56%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Economic Leverage as of February 28, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The Monthly Distribution per Common Share, declared on March 1, 2013, was decreased to $0.076 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$16.83	$16.61	1.32%	$17.99	$16.20
Net Asset Value	$17.07	$16.88	1.13%	$17.70	$16.61

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
County/City/Special District/School District	21%	19%
Transportation	21	18
Health	16	17
Utilities	16	16
Education	11	12
State	9	12
Housing	4	4
Corporate	1	1
Tobacco	1	1

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	13%	15%
AA/Aa	57	60
A	26	20
BBB/Baa	4	5

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]

Calendar Year Ended December 31,
2013	—
2014	4%
2015	—
2016	2
2017	1

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	7

Trust Summary as of February 28, 2013	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 4.98% based on market price and 5.01% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s lower-quality investment grade holdings contributed positively to performance as the tightening of credit spreads drove their outperformance over higher-quality bonds during the period. Additional positive performance came from the Trust’s allocations to the higher-yielding health, corporate and school district sectors. Heavy exposure to California credits, the best performing state for the period, boosted returns. The Trust also benefited from the roll-down effect, whereby effective maturities become shorter with the passing of the year and therefore bonds are evaluated at lower yield levels, which, in a steep yield curve environment, results in higher prices.

•

Detracting from performance was the Trust’s neutral-to-long average duration (greater sensitivity to interest rates) as most of the municipal yield curve experienced slightly higher yields and lower bond prices. The Trust’s yield curve positioning favoring longer-dated maturities also had a negative effect. Exposure to Puerto Rico credits detracted from results as the commonwealth’s deteriorating credit metrics and ratings downgrades led to the underperformance of those issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2013 ($17.35)[1]	5.78%
Tax Equivalent Yield[2]	10.21%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Economic Leverage as of February 28, 2013[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The Monthly Distribution per Common Share, declared on March 1, 2013, was decreased to $0.0785 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Municipal Bond Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$17.35	$17.16	1.11%	$18.74	$16.85
Net Asset Value.	$16.98	$16.79	1.13%	$17.62	$16.56

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
Health	23%	25%
County/City/Special District/School District	14	13
Utilities	14	8
Transportation	13	13
State	12	14
Education	11	11
Housing	6	8
Corporate	6	5
Tobacco	1	3

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	6%	9%
AA/Aa	40	35
A	30	26
BBB/Baa	12	18
BB/Ba	5	4
B	1	2
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2013 and August 31, 2012, the market value of these securities was $4,854,688, representing 2%, and $3,199,110, representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	9%
2014	5
2015	2
2016	3
2017	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	9

Trust Summary as of February 28, 2013	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 2.83% based on market price and 3.50% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s holdings in the State of California contributed positively to performance. While federal tax rate increases were supportive of municipal bonds overall, the addition of a state tax rate increase in California made these issues even more compelling on an after-tax basis. Also enhancing results were holdings in the health, education and transportation sectors. Particularly strong returns came from the Trust’s lower-quality holdings in those sectors, which benefited from strong demand as investors sought higher-yielding investments in the low interest rate environment.

•

Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of the local economy and concerns about credit rating downgrades resulted in falling prices across Puerto Rico-issued securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2013 ($16.29)[1]	5.05%
Tax Equivalent Yield[2]	8.92%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of February 28, 2013[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$16.29	$16.24	0.31%	$17.49	$15.80
Net Asset Value	$16.69	$16.53	0.97%	$17.35	$16.26

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
County/City/Special District/School District	31%	29%
Transportation	20	19
Utilities	17	20
Health	11	12
State	10	8
Education	9	10
Housing	1	1
Tobacco	1	1

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	10%	11%
AA/Aa	69	74
A	19	14
BBB/Baa	—	1
Not Rated	2	—

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]

Calendar Year Ended December 31,
2013	—
2014	—
2015	—
2016	1%
2017	1

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	11

Trust Summary as of February 28, 2013	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned (1.32)% based on market price and 3.62% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably health and transportation. Exposure to capital appreciation bonds (zero coupons) also had a positive impact on results as spreads generally tightened in this segment.

•

Trust performance was negatively impacted by a slight rise in interest rates during the period (bond prices fall as rates rise). Exposure to certain Puerto Rico credits detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2013 ($16.04)[1]	5.84%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Economic Leverage as of February 28, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$16.04	$16.73	(4.12)%	$17.79	$15.71
Net Asset Value	$16.22	$16.11	0.68%	$16.64	$15.88

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
County/City/Special District/School District	25%	19%
Transportation	19	21
Utilities	19	19
State	16	17
Health	7	9
Tobacco	5	5
Education	4	6
Corporate	4	3
Housing	1	1

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	22%	17%
AA/Aa	52	55
A	21	19
BBB/Baa	4	7
B	1	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $8,360,761, representing 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	9%
2014	7
2015	5
2016	5
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	13

Trust Summary as of February 28, 2013	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 2.29% based on market price and 4.17% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Credit spread compression drove price appreciation, particularly within the Trust’s concentration of holdings in lower-quality investment grade and non-investment grade municipal bonds. Also boosting returns were the Trust’s allocations to corporate, health and transportation-related debt. Exposure to capital appreciation bonds (zero coupons) had a positive impact on results as this segment tends to outperform in a spread tightening environment.

•

Conversely, security selection within the corporate and tax-backed sectors hindered performance. The Trust’s long duration (greater sensitivity to interest rate movements) detracted as yields slightly rose during the period. Modest exposure to certain Puerto Rico credits had a negative impact on results as concerns about the commonwealth’s deteriorating credit metrics and ratings downgrades led to the underperformance of those issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2013 ($16.59)[1]	6.15%
Tax Equivalent Yield[2]	10.87%
Current Monthly Distribution per Common Share[3]	$0.0850
Current Annualized Distribution per Common Share[3]	$1.0200
Economic Leverage as of February 28, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Municipal Income Trust II

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$16.59	$16.74	(0.90)%	$17.61	$15.85
Net Asset Value	$16.25	$16.10	0.93%	$16.78	$15.88

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
Transportation	20%	17%
Health	17	18
Utilities	17	15
State	13	16
County/City/Special District/School District	12	11
Corporate	8	7
Education	8	9
Tobacco	3	4
Housing	2	3

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	10%	13%
AA/Aa	35	36
A	30	25
BBB/Baa	18	17
BB/Ba	—	2
B	1	1
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2013 and August 31, 2012, the market value of these securities was $12,353,604 and $12,361,560, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	6%
2014	1
2015	6
2016	5
2017	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	15

Trust Summary as of February 28, 2013	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 0.13% based on market price and 3.97% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s holdings in the State of California contributed positively to performance. While federal tax rate increases were supportive of municipal bonds overall, the addition of a state tax rate increase in California made these issues even more compelling on an after-tax basis. Also enhancing results were holdings in the health, education and transportation sectors. Particularly strong returns came from the Trust’s lower-quality holdings in those sectors, which benefited from strong demand as investors sought higher-yielding investments in the low interest rate environment.

•

Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of the local economy and concerns about credit rating downgrades resulted in falling prices across Puerto Rico-issued securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of February 28, 2013 ($15.70)[1]	5.85%
Tax Equivalent Yield[2]	10.34%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of February 28, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$15.70	$16.13	(2.67)%	$17.20	$15.52
Net Asset Value	$16.13	$15.96	1.07%	$16.77	$15.70

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
Transportation	28%	21%
Utilities	18	18
County/City/Special District/School District	15	16
State	14	16
Health	12	14
Education	10	11
Housing	2	3
Tobacco	1	1

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	13%	14%
AA/Aa	59	66
A	26	18
BBB/Baa	—	1
Not Rated[2]	2	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2013 and August 31, 2012, the market value of these securities was $8,585,448 and $4,206,588, each representing less than 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	1%
2014	1
2015	—
2016	1
2017	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	17

Trust Summary as of February 28, 2013	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the six months ended February 28, 2013, the Trust returned 3.39% based on market price and 3.97% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 2.51% based on market price and 4.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s positive performance was derived mainly from its coupon income component as municipal market performance during the six-month period, although positive, was less robust than it had been in the prior eighteen months. The Trust benefited from its zero-coupon bond holdings due to positive price movement in that segment. Exposure to lower-quality investment grade credits boosted results given strong demand from investors seeking higher-yielding investments in the low interest rate environment.

•

Interest rates inched higher during the period, which negatively impacted performance (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of February 28, 2013 ($11.29)[1]	6.27%
Tax Equivalent Yield[2]	11.08%
Current Monthly Distribution per Common Share[3]	$0.0590
Current Annualized Distribution per Common Share[3]	$0.7080
Economic Leverage as of February 28, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$11.29	$11.28	0.09%	$12.29	$10.87
Net Asset Value	$10.75	$10.68	0.66%	$11.06	$10.53

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	2/28/13	8/31/12
Health	23%	28%
Transportation	21	17
Utilities	13	6
Corporate	11	10
County/City/Special District/School District	11	8
Education	8	10
State	6	6
Housing	5	9
Tobacco	2	6

Credit Quality Allocation[1]

	2/28/13	8/31/12
AAA/Aaa	12%	12%
AA/Aa	47	46
A	26	25
BBB/Baa	12	12
BB/Ba	—	2
B	1	—
Not Rated[2]	2	3

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2013 and August 31, 2012, the market value of these securities was $20,449,481, representing 2%, and $30,422,382, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	9%
2014	5
2015	1
2016	6
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	19

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.3%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$1,500	$1,700,115
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	145	159,938

		1,860,053
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/46	180	157,910
Arizona — 0.5%
Arizona Board of Regents, Refunding RB, University of Arizona, Series A, 5.00%, 6/01/42	250	284,510
California — 8.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	826,273
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	142,472
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,928,339
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	969,714
State of California, GO, Various Purpose, 6.00%, 3/01/33	685	849,688

		4,716,486
Colorado — 1.6%
City & County of Denver Colorado, Refunding ARB, Airport System, Series B, 5.00%, 11/15/37	235	269,221
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare Initiatives, Series A, 5.50%, 7/01/34	580	662,064

		931,285
Florida — 1.1%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sale Tax, Series A, 5.00%, 10/01/30	295	344,120
Orlando-Orange County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/29	250	293,083

		637,203
Georgia — 1.2%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	555	678,676
Illinois — 13.8%
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	500	579,340
5.00%, 12/01/42	715	778,285
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	$165	$189,697
City of Chicago Illinois, ARB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	1,590	2,056,013
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	205	235,430
City of Chicago Illinois Wastewater Transmission, RB, Second Lien, 5.00%, 1/01/42 (a)	310	345,585
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	150	172,207
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	70	80,364
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	897,855
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Healthcare, 5.00%, 8/15/37	115	130,879
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,000	1,186,630
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	530	621,054
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	440,394
6.00%, 6/01/28	105	125,677

		7,839,410
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,424,311
Kansas — 3.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group:
Series A, 5.00%, 11/15/32	750	871,252
Series C, 5.50%, 11/15/29	900	1,054,359

		1,925,611
Kentucky — 2.5%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	420,693
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	984,808

		1,405,501
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	380	448,833

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	HRB	Housing Revenue Bonds
	AGM	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Board
	AMT	Alternative Minimum Tax (subject to)	IDRB	Industrial Development Revenue Bonds
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	MRB	Mortgage Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDC	Economic Development Corp.	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	GARB	General Airport Revenue Bonds	SAN	State Aid Notes
	GO	General Obligation Bonds	SBPA	Stand-by Bond Purchase Agreements
	HDA	Housing Development Authority	S/F	Single-Family
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	$675	$869,387
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	430,234
Michigan — 3.2%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	485	573,478
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	603,235
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	530	675,252

		1,851,965
Mississippi — 2.4%
Mississippi Development Bank, Refunding RB:
Jackson Mississippi Water & Sewer (AGM), 5.00%, 9/01/30	535	623,425
Jackson Public School District Project, Series A, 5.00%, 4/01/28	645	735,474

		1,358,899
Multi-State — 5.7%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (b)(c)	3,000	3,269,220
Nevada — 4.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,173,150
County of Clark Nevada, ARB, Series B, 5.75%, 7/01/42	1,000	1,175,670

		2,348,820
New Jersey — 5.2%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	871,305
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	676,917
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
5.50%, 6/15/41	500	582,405
5.88%, 12/15/38	695	822,637

		2,953,264
New York — 2.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	145	172,573
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	325	386,493
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	500	570,630

		1,129,696
North Carolina — 1.1%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	530	618,378
Ohio — 1.1%
Ohio State University, RB, Special Purpose General Receipts, Series A, 5.00%, 6/01/38	545	632,772
Municipal Bonds	Par (000)	Value
Pennsylvania — 6.2%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	$300	$349,263
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.63%, 12/01/31	750	880,230
Sub-Series A, 6.00%, 12/01/41	1,500	1,708,665
Sub-Series C, (AGC), 6.25%, 6/01/38	500	605,185

		3,543,343
Texas — 12.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	1,035,417
City of Houston Texas, Refunding RB, Utility System, Series D, 5.00%, 11/15/42	500	574,610
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	560,489
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	319,305
Houston Community College System, GO, 5.00%, 2/15/36 (a)	205	232,798
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	500	594,080
North Texas Tollway Authority, Refunding RB, First Tier:
Series B, 5.00%, 1/01/42	750	833,677
Series K-1 (AGC), 5.75%, 1/01/38	250	281,723
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,232,354
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	596,450
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	175	191,998
University of Texas System, Refunding RB, Financing System Bonds, Series B, 5.00%, 8/15/43	615	718,996

		7,171,897
Utah — 2.0%
Utah Transit Authority, Refunding RB, Subordinated Sales Tax, 5.00%, 6/15/42	1,000	1,128,270
Virginia — 3.7%
Fairfax County IDA, RB, Health Care, Inova Health System, Series A, 5.00%, 5/15/40	275	312,571
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	500	571,670
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (d)	500	657,335
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	485	561,499

		2,103,075
Washington — 2.0%
Port of Seattle, Refunding RB, Intermediate Lien, Series A, 5.00%, 8/01/32	1,000	1,165,790
Wisconsin — 3.2%
University of Wisconsin Hospitals & Clinics Authority, Refunding RB, Series A, 5.00%, 4/01/38 (a)	145	162,175
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Alliiance, Series D, 5.00%, 11/15/41	485	545,019

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc.:
Series A, 5.00%, 4/01/42	$125	$140,486
Series C, 5.25%, 4/01/39	890	985,560

		1,833,240
Total Municipal Bonds – 96.0%		54,718,039

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 19.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,005	1,178,121
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,451,710
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (f)	1,410	1,705,381
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/33	2,079	2,597,309
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	224,448
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	2,234	2,615,912
University of California, RB, Series O, 5.75%, 5/15/34	810	976,158
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	250	288,684

		11,037,723
District of Columbia — 3.4%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	735	893,662
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	899	1,061,426

		1,955,088
Florida — 0.5%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	260	292,159
Illinois — 8.1%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, 5.00%, 11/01/42	400	451,474
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,860,045
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,283,353

		4,594,872
Massachusetts — 1.6%
Massachusetts School Building Authority, Sales Tax RB, Senior Lien, Series B, 5.00%, 10/15/41	790	906,091
Nevada — 3.2%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,813,485
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	585	684,893
New Jersey — 3.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	1,000	1,138,810
Series B, 5.25%, 6/15/36	840	959,314

		2,098,124

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 14.3%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	$750	$894,809
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	1,000	1,130,475
Series FF-2, 5.50%, 6/15/40	990	1,172,004
New York City Transitional Finance Authority, BARB, Building Aid, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,117,917
New York City Transitional Finance Authority, RB, Future Tax Secured, Fiscal 2012, Series E, 5.00%, 2/01/42	460	524,110
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	1,170	1,342,884
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	680	805,800
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	1,000	1,171,800

		8,159,799
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	840	939,170
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Sales Tax, Refunding RB, Sales Tax Revenue, Series C, 5.25%, 8/01/40	460	502,154
Texas — 7.2%
City of San Antonio Texas, Refunding RB, Electric and Gas Systems Revenue, Series A, 5.25%, 2/01/31 (f)	1,050	1,250,462
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,715,713
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,005	1,144,765

		4,110,940
Virginia — 0.9%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	528,879
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	735	850,540
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 67.5%		38,473,917
Total Long-Term Investments (Cost — $82,732,308) — 163.5%		93,191,956

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	1,154,435	1,154,435
Total Short-Term Securities (Cost — $1,154,435) — 2.0%		1,154,435
Total Investments (Cost — $83,886,743) — 165.5%		94,346,391
Liabilities in Excess of Other Assets — (0.4)%		(206,749)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.9)%		(19,347,621)
VRDP Shares, at Liquidation Value — (31.2)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$56,992,021

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

Notes to Schedule of investments
(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Stifel Nicolaus & Co.	$345,585	$(180)
JPMorgan Securities, Inc.	$394,973	$16

(b)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $2,954,469.

(g)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	159,677	994,758	1,154,435	$94

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$93,191,956	—	$93,191,956
Short-Term Securities	$1,154,435	—	—	1,154,435

Total	$1,154,435	$93,191,956	—	$94,346,391

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(19,340,052)	—	$(19,340,052)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	—	$(37,140,052)	—	$(37,140,052)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	23

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.0%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,352,940
6.00%, 6/01/39	450	529,547
Birmingham Water Works Board, RB, 4.75%, 1/01/36	2,100	2,295,132
Hoover City Board of Education, Special Tax, Refunding, 4.25%, 2/15/40	2,750	2,930,702

		7,108,321
Arizona — 9.4%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,372,260
Arizona Sports & Tourism Authority, RB, Multipurpose Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/13 (a)	1,500	1,524,570
Arizona State University, RB, Series D, 5.50%, 7/01/26	200	241,648
County of Pinal Arizona Election District No. 3, Refunding RB, 4.75%, 7/01/31	3,750	4,106,287
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	900	952,470
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,737,090
5.00%, 12/01/37	2,065	2,387,512
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	185	184,273
7.00%, 5/01/20	300	305,130
7.25%, 5/01/27	600	576,858
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	851,085
University Medical Center Corp. Arizona, RB, 6.50%, 7/01/39	500	580,915
University Medical Center Corp. Arizona, Refunding RB, 6.00%, 7/01/39	900	1,040,364

		16,860,462
Arkansas — 1.2%
City of Conway Arkansas, RB, Wastewater Revenue Improvement, Series A, 4.20%, 10/01/37	500	534,840
City of Springdale Arkansas, RB, Sales and Tax Use:
3.00%, 11/01/30	650	628,778
3.00%, 11/01/31	1,010	969,347

		2,132,965
California — 19.6%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.06%, 6/01/55 (b)	4,500	47,655
California Educational Facilities Authority, Refunding RB, Santa Clara University, 5.00%, 2/01/40	1,000	1,114,270
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,322,560
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,269,850
Carlsbad Unified School District, GO, Election of 2006, Series B, 4.99%, 5/01/34 (c)	1,000	823,790
City of Manteca California Sewer, Refunding RB, 4.00%, 12/01/33	3,395	3,557,077
City of San Jose California, Refunding ARB, San Jose Airport, Series A1, AMT, 5.75%, 3/01/34	2,000	2,314,940
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	288,243
5.75%, 8/01/33	500	578,845
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 4.94%, 8/01/34 (c)	1,650	1,247,945
Municipal Bonds	Par (000)	Value
California (concluded)
Norwalk-La Mirada Unified School District California, GO, CAB, Refunding, Election of 2002, Series E (AGC), 4.81%, 8/01/38 (b)	$8,000	$2,392,240
Palomar Community College District, GO, CAB, Election of 2006, Series B:
4.36%, 8/01/30 (b)	1,500	707,445
5.53%, 8/01/33 (b)	4,000	1,312,560
4.76%, 8/01/39 (c)	2,000	1,293,800
San Diego Community College District California, GO, CAB, Election of 2002, 4.73%, 8/01/33 (c)	2,800	2,361,240
San Jose Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,200	1,224,948
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,390,080
6.00%, 3/01/33	1,000	1,240,420
6.50%, 4/01/33	1,950	2,444,500
5.50%, 3/01/40	2,350	2,779,110
State of California, GO, Refunding, Veterans, AMT, 5.05%, 12/01/36	555	567,549
Val Verde Unified School District California, Special Tax Bonds, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,627,953

		34,907,020
Colorado — 1.2%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,293,673
Park Creek Metropolitan District, Refunding RB, Limited Property Tax (AGM), 6.00%, 12/01/38	750	875,272

		2,168,945
Connecticut — 1.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,250	1,392,225
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	606,700
Sacred Heart University, Series G, 5.38%, 7/01/31	400	444,356

		2,443,281
Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,200	1,353,948
Florida — 1.7%
County of Lee Florida, Refunding ARB, Lee Airport, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	2,233,620
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	132,177
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35 (d)(e)	910	682,846

		3,048,643
Hawaii — 0.2%
Hawaii State Department of Budget & Finance Senior Living, Refunding RB, Special Purpose, Kahala Nui, 5.25%, 11/15/37	400	432,528
Idaho — 1.2%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	2,097,445
Illinois — 8.5%
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	665	760,181
City of Chicago, Refunding ARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	4,000	4,080,560

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB:
Navistar International, Recovery Zone, 6.50%, 10/15/40	$560	$605,438
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	795,594
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	210	211,117
OSF Healthcare System, 6.00%, 5/15/39	1,025	1,189,185
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,136,730
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	1,000	1,117,890
6.00%, 6/01/28	1,150	1,376,458
Village of Bolingbrook Illinois, GO, Refunding, Series B (NPFGC), 6.25%, 1/01/36 (b)	16,065	3,936,728

		15,209,881
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,000	1,060,780
Iowa — 0.9%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	500	566,310
6.00%, 9/01/39	1,000	1,124,680

		1,690,990
Kansas — 0.6%
Pratt County Public Building Commission, RB, 3.25%, 12/01/32	1,000	989,880
Louisiana — 2.5%
Lafayette Public Trust Financing Authority, Refunding RB, Ragin Cajun Facilities Project (AGM), 3.75%, 10/01/32	520	534,264
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	480	487,214
Westlake Chemical Corp, Series A-1, 6.50%, 11/01/35	1,050	1,240,197
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	466,688
Franciscan Missionaries of Our Lady Health System Project, Series B, 5.00%, 7/01/42	1,600	1,764,272

		4,492,635
Maryland — 2.0%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	250	278,648
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	3,273,781

		3,552,429
Michigan — 3.0%
Board of Control of Michigan Technological University, Refunding RB, General, Series A, 4.00%, 10/01/30	1,290	1,357,635
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,524,600
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,484,417

		5,366,652
Municipal Bonds	Par (000)	Value
Minnesota — 3.2%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$4,600	$5,667,522
Mississippi — 3.2%
Mississippi Development Bank, RB, Special Obligation:
Hinds Community College District, CAB (AGM), 5.00%, 4/01/36	845	943,713
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,990,047
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,384,907
Warren County Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, AMT, 5.38%, 12/01/35	400	441,208

		5,759,875
Missouri — 3.1%
Missouri State Development Finance Board, RB:
St. Joseph Sewage System Improvements, Series E, 5.25%, 5/01/31	580	623,674
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	978,435
Missouri State Development Finance Board, Refunding RB, Electric System Projects, Series F, 4.00%, 6/01/32	2,490	2,553,894
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University Health Sciences, 5.25%, 10/01/31	500	568,005
Heartland Regional Medical Center, 4.13%, 2/15/43	770	769,330

		5,493,338
Montana — 0.8%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,350	1,468,949
Multi-State — 6.4%
Centerline Equity Issuer Trust, 7.20%, 11/15/14 (f)(g)	10,500	11,442,270
Nebraska — 3.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, Gas Project No. 3, 5.00%, 9/01/42	600	655,014
Omaha Nebraska Sanitation Sewer, RB, System:
3.25%, 11/15/37	2,400	2,294,688
4.25%, 11/15/38	1,440	1,541,678
4.00%, 11/15/42	2,200	2,310,198

		6,801,578
Nevada — 1.1%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.65%, 6/01/23	1,265	1,252,274
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	631,287

		1,883,561
New Jersey — 10.3%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	915	68,094
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.25%, 11/15/30 (h)	3,000	3,011,910
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,535,745
Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,983,275

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	$630	$805,487
7.50%, 12/01/32	800	1,000,344
New Jersey Health Care Facilities Financing Authority, Refunding RB Barnabas Health, Series A:
4.63%, 7/01/23	510	577,779
5.63%, 7/01/37	1,700	1,916,036
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	485	507,349

		18,406,019
New York — 5.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	455	68,218
Hudson New York Yards Infrastructure Corp., RB, Series A (NPFGC), 4.50%, 2/15/47	750	782,242
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (d)(e)(h)	3,165	3,599,270
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	800	951,368
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 6.00%, 7/01/18 (a)	1,000	1,258,540
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	400	419,020
Onondaga Civic Development Corp., Refunding RB, Saint Joseph’s Hospital Health Center Project:
4.50%, 7/01/32	1,110	1,093,028
5.00%, 7/01/42	540	553,743
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	1,500	1,676,535

		10,401,964
North Carolina — 3.3%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	2,725,126
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31	1,000	1,074,430
North Carolina Medical Care Commission, Refunding RB:
South Eastern Regional Medical Center, 3.25%, 6/01/27	300	301,425
South Eastern Regional Medical Center, 5.00%, 6/01/32	660	760,221
University Health System, Series D, 6.25%, 12/01/33	800	962,160

		5,823,362
North Dakota — 1.1%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	400	388,208
City of Grand Forks North Dakota, Refunding RB, Healthcare Systems, 5.00%, 12/01/32	1,415	1,541,515

		1,929,723
Ohio — 0.9%
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/42	800	901,472
Municipal Bonds	Par (000)	Value
Ohio (concluded)
Miami University/Oxford Ohio, RB, General Receipts, 3.25%, 9/01/34	$800	$770,184

		1,671,656
Oklahoma — 1.3%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	2,250	2,312,663
Oregon — 3.5%
City of Madras Oregon, GO, Refunding, 4.00%, 2/15/33	500	492,550
Clackamas County Housing Authority, RB, M/F Housing, Easton Ridge Apartments Project, Series A (i):
3.50%, 9/01/33	755	745,193
4.00%, 9/01/43	660	653,103
4.00%, 9/01/49	1,000	981,150
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	886,552
Oregon Health & Science University, Refunding RB:
Series A, 3.00%, 7/01/24	1,000	1,016,150
Series E, 5.00%, 7/01/32	750	868,073
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A, 5.25%, 10/01/40	500	553,310

		6,196,081
Pennsylvania — 3.3%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,880,602
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	2,600	2,897,258
Pennsylvania Higher Educational Facilities Authority, RB, University of the Sciences Philadelphia, 5.00%, 11/01/42	1,000	1,102,300

		5,880,160
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	1,000	1,080,610
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 5.79%, 8/01/35 (b)	1,000	278,110
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.60%, 8/01/41 (b)	5,000	1,040,900

		2,399,620
Rhode Island — 1.2%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,204,150
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	900	1,021,392

		2,225,542
Tennessee — 1.4%
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, 5.00%, 8/15/42	800	874,368
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	310,415
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, 5.00%, 5/01/42	1,200	1,338,168

		2,522,951
Texas — 16.6%
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	345	370,468

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	$500	$638,610
7.25%, 12/01/35	1,750	2,174,025
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 5.58%, 11/15/41 (b)	11,690	2,409,894
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,765,695
Midland County Fresh Water Supply District No. 1, Refunding RB:
CAB, City of Midland Project, Series A, 4.49%, 9/15/36 (b)	4,900	1,724,261
CAB, City of Midland Project, Series A, 4.67%, 9/15/38 (b)	10,760	3,306,440
City of Midland Project, 3.38%, 9/15/32	1,575	1,582,796
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,426,380
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.02%, 8/15/35 (b)	50,000	13,201,500

		29,600,069
Vermont — 1.7%
University of Vermont & State Agricultural College, Refunding RB, Series A, 4.00%, 10/01/38	1,200	1,245,924
Vermont Educational & Health Buildings Financing Agency, RB, Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36	800	838,536
Vermont Educational & Health Buildings Financing Agency, Refunding RB, St. Michaels College, 5.00%, 10/01/42	900	988,380

		3,072,840
Virginia — 0.6%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 5.50%, 1/01/42	940	1,038,155
Washington — 0.9%
Washington Healthcare Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,632,932
West Virginia — 0.7%
West Virginia State University, RB, West Virginia University Projects, Series B, 5.00%, 10/01/36	1,100	1,279,080
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,200	1,363,236
Total Municipal Bonds – 135.2%		241,189,951

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	4,031,625
Massachusetts — 0.9%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,636,847
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Michigan — 2.3%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	$4,000	$4,131,240
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	1,400	1,598,856
New York — 12.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,500	2,975,139
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	450	536,885
New York City Municipal Water Finance Authority, Refunding RB:
5.50%, 6/15/40	405	479,456
Second General Resolution, Series CC, 5.00%, 6/15/47	6,000	6,804,420
Water & Sewer System, Series A, 4.75%, 6/15/30	3,000	3,365,250
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority, 5.25%, 12/15/43	2,505	2,875,150
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,498,221
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	760	874,311
New York State Thruway Authority, Refunding RB, Transportation, Series A, 5.00%, 3/15/31	1,560	1,833,515

		22,242,347
Ohio — 2.0%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,344,269
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,227,060

		3,571,329
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.9%		37,212,244
Total Long-Term Investments (Cost — $253,103,120) — 156.1%		278,402,195

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (k)(l)	3,101,522	3,101,522
Total Short-Term Securities (Cost — $3,101,522) — 1.7%		3,101,522
Total Investments (Cost—$256,204,642) — 157.8%		281,503,717
Liabilities in Excess of Other Assets — (1.4)%		(2,513,458)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.6)%		(20,615,148)
VMTP Shares, at Liquidation Value — (44.8)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$178,475,111

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Variable rate security. Rate shown is as of report date.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wedbush Morgan Securities	$2,379,446	$2,207

(j)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	583,607	2,517,915	3,101,522	$340

(l)	Represents the current yield as of report date.

•	Financial futures contracts as of February 28, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(22)	30-Year US Treasury Bond	Chicago Board of Trade	June 2013	$3,163,188	$(1,409)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$278,402,195	—	$278,402,195
Short-Term Securities	$3,101,522	—	—	3,101,522

Total	$3,101,522	$278,402,195	—	$281,503,717

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,409)	—	—	$(1,409)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Cash	$122,644	—	—	$122,644
Cash pledged as collateral for financial futures contracts	—	$66,000	—	66,000
Liabilities:
TOB trust certificates	—	(20,608,872)	—	(20,608,872)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$122,644	$(100,442,872)	—	$(100,320,228)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	29

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$1,500	$1,700,115
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	1,000	1,191,450
6.00%, 6/01/39	1,000	1,176,770
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	369,512

		4,437,847
Arizona — 0.6%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C, 5.00%, 6/01/28	250	289,707
Arizona Board of Regents, Refunding RB, University of Arizona, Series A, 5.00%, 6/01/42	500	569,020

		858,727
California — 11.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,543,740
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,371,586
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,636,978
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,134,510
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,364,939
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,653,654
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,190,610
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	925	1,124,171
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,327,635
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	1,270	1,423,022

		16,770,845
Colorado — 1.6%
City & County of Denver Colorado, Refunding ARB, Series B, 5.00%, 11/15/37	600	687,372
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,693,726

		2,381,098
Florida — 4.9%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,381,492
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	745	869,050
Orlando-Orange County Expressway Authority, Refunding RB, 5.00%, 7/01/29 (a)	750	879,247

		7,129,789
Georgia — 2.1%
City of Atlanta Georgia, Department of Aviation, Refunding RB, General, Series C, 6.00%, 1/01/30	2,500	3,111,425
Illinois — 13.3%
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	1,500	1,738,020
5.00%, 12/01/42	1,865	2,030,071
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	$1,300	$1,510,886
Sales Tax Receipts Revenue, 5.25%, 12/01/36	415	477,117
Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,325	1,514,647
City of Chicago Illinois, ARB, O’Hare International Airport, General, Third Lien:
Series A, 5.75%, 1/01/39	825	968,591
Series C, 6.50%, 1/01/41	3,740	4,836,157
City of Chicago Illinois, Refunding RB:
O’Hare International Airport, General, Third Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,151,540
Sales Tax Revenue, Series A, 5.25%, 1/01/38	515	591,447
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	380	436,259
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	180	206,649
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,256,609
Illinois Finance Authority, Refunding RB, Northwestern Memorial Healthcare, 5.00%, 8/15/37	300	341,424
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,104,003
6.00%, 6/01/28	260	311,199

		19,474,619
Indiana — 3.0%
Indiana Finance Authority Waste Water Utility, RB, First Lien CWA Authority Project, Series A, 5.00%, 10/01/41	1,500	1,711,050
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,733,442

		4,444,492
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series A, 5.00%, 11/15/32	2,380	2,764,775
Louisiana — 0.4%
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	447,034
Series A-2, 6.00%, 1/01/23	150	178,813

		625,847
Michigan — 4.4%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,977,372
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien, (AGM):
Series B, 7.50%, 7/01/33	580	722,466
Series C-1, 7.00%, 7/01/27	1,800	2,215,224
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,535,242

		6,450,304
Minnesota — 3.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,534,018
Mississippi — 2.4%
Mississippi Development Bank, Refunding RB:
Jackson Mississippi Water & Sewer (AGM), 5.00%, 9/01/30	2,000	2,330,560
Jackson Public School District Project, 5.00%, 4/01/28	1,000	1,140,270

		3,470,830

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 1.6%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	$2,000	$2,403,100
New Jersey — 4.9%
New Jersey EDA, RB, School Facilities Construction, Series KK, 5.00%, 3/01/31	1,430	1,657,370
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,300	1,446,653
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,708,938
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,326,940

		7,139,901
New York — 6.6%
Metropolitan Transportation Authority, Refunding RB, Transportation, Series C, 5.00%, 11/15/28	1,300	1,524,809
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,915,824
Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	2,000	2,279,200
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	2,500	2,853,150

		9,572,983
North Carolina — 1.1%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	1,340	1,563,445
Ohio — 1.1%
Ohio State University, RB, Special Purpose General Receipts, Series A, 5.00%, 6/01/38	1,375	1,596,444
Pennsylvania — 1.6%
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, 5.00%, 4/01/42	2,000	2,263,440
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,522,692
South Carolina — 4.7%
City of North Charleston South Carolina, RB, Public Facilities Corp. Installment Purchase, 5.00%, 6/01/35	6,000	6,859,200
Texas — 17.9%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,296,300
City of Houston Texas Utility System, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,165,734
6.00%, 11/15/36	2,215	2,711,359
5.38%, 11/15/38	1,000	1,164,480
Frisco ISD Texas, GO, School Building (AGC), 5.50%, 8/15/41	3,365	4,149,213
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	638,610
Houston Community College System, GO, 5.00%, 2/15/36 (a)	520	590,512
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	1,000	1,188,160
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,181,370
Series B, 5.00%, 1/01/42	2,250	2,501,032
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,690,335
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,185,040
Texas Tech University, Refunding RB, Refunding & Improvement, 14th Series A, 5.00%, 8/15/31	1,000	1,172,150
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	335	367,539
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,805	2,110,226

		26,112,060
Utah — 1.0%
Utah Transit Authority, Refunding RB, Sales Tax Revenue, 5.00%, 6/15/42	1,250	1,410,337
Virginia — 2.4%
Fairfax County IDA, RB, Inova Health System, 5.00%, 5/15/40	685	778,585
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	1,000	1,314,670
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	1,225	1,418,219

		3,511,474
Washington — 3.9%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,193,643
Port of Seattle, Refunding RB, Intermediate, Series A, 5.00%, 8/01/32	3,000	3,497,370
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	795	935,024

		5,626,037
Wisconsin — 1.5%
University of Wisconsin Hospitals & Clinics Authority, Refunding RB, Series A, 5.00%, 4/01/38 (a)	370	413,827
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	1,230	1,382,212
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/42	315	354,025

		2,150,064
Total Municipal Bonds – 101.5%		148,185,793

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.1%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,635,840
California — 9.4%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,526,465
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,154,736

		13,681,201
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (d)	760	923,319

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	31

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida — 4.0%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	$5,150	$5,787,004
Illinois — 5.4%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,327,693
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, 5.00%, 11/01/42	1,020	1,151,260
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,425,030

		7,903,983
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,056,281
Massachusetts — 1.6%
Massachusetts School Building Authority, Sales Tax RB, Senior Dedicated Sales Tax Bonds, Series B, 5.00%, 10/15/41	2,000	2,293,900
Nevada — 4.9%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,417,980
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,800,321

		7,218,301
New Jersey — 1.6%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (b)	500	598,470
6.00%, 12/15/34	500	598,470
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	1,000	1,142,040

		2,338,980
New York — 16.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,190,055
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2, Series BB, 5.25%, 6/15/44	4,993	5,747,364
Series FF, 5.00%, 6/15/45	3,019	3,414,033
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	1,006,125
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Series E, 5.00%, 2/01/42	1,160	1,321,667
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	$2,955	$3,391,644
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	1,740	2,061,900
New York State Dormitory Authority, RB, General Purpose Series C, 5.00%, 3/15/41	4,995	5,647,247

		23,780,035
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,180	1,288,135
Texas — 5.8%
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,744,649
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	4,995	5,689,655

		8,434,304
Utah — 0.7%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,104,053
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,860	2,152,386
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.5%		79,597,722
Total Long-Term Investments (Cost — $207,378,812) — 156.0%		227,783,515

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	637,888	637,888
Total Short-Term Securities (Cost — $637,888) — 0.4%		637,888
Total Investments (Cost — $208,016,700) — 156.4%		228,421,403
Liabilities in Excess of Other Assets — (0.1)%		(134,455)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.4)%		(40,016,213)
VMTP Shares, at Liquidation Value — (28.9)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$146,070,735

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
JPMorgan Securities, Inc.	$590,512	$546
Pershing LLC	$879,247	$4,808
JPMorgan Securities, Inc.	$413,827	$(507)

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $380,124.

(e)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	908,400	(270,512)	637,888	$176

(f)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$227,783,515	—	$227,783,515
Short-Term Securities	$637,888	—	—	637,888

Total	$637,888	$227,783,515	—	$228,421,403

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(39,996,660)	—	$(39,996,660)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	—	$(82,196,660)	—	$(82,196,660)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	33

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.6%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$3,800	$4,528,917
Birmingham Airport Authority, RB (AGM), 5.50%, 7/01/40	5,800	6,529,002
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,759,271
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,800	2,670,388

		15,487,578
Alaska — 0.6%
Alaska Housing Finance Corp., Refunding RB, General Mortgage Revenue Bond, Series A, 4.13%, 12/01/37	1,390	1,433,646
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,249,182

		2,682,828
Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,500	1,713,330
5.25%, 10/01/28	250	288,415

		2,001,745
California — 22.0%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	740,600
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, First Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	13,512,083
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,825,254
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM):
5.00%, 8/01/13 (b)	7,450	7,680,429
5.35%, 8/01/36 (c)	4,200	1,220,814
Golden State Tobacco Securitization Corp. California, RB, Series 2003-A-1 (a):
6.63%, 6/01/13	6,500	6,607,965
6.75%, 6/01/13	14,500	14,745,485
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/13 (a)	16,745	17,224,074
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (c):
4.97%, 8/01/31	13,575	5,496,246
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (c) (concluded):
5.01%, 8/01/32	14,150	5,416,337
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,809,700
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 4.67%, 7/01/38 (c)	2,000	620,520
San Diego Unified School District California, GO, Refunding, CAB, Series R-1 (c):
4.22%, 7/01/30	5,995	2,905,836
4.27%, 7/01/31	1,400	645,022
San Jose Unified School District, Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	2,350	2,613,153
State of California, GO, Various Purpose, 5.00%, 4/01/42	5,000	5,633,500
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	$1,100	$1,233,628
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 4.78%, 8/01/37 (c)	10,000	3,154,400

		94,085,046
Colorado — 0.6%
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43 (d)	1,125	1,410,131
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	1,095,235

		2,505,366
District of Columbia — 2.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,879,810
Florida — 12.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,589,294
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	6,750	7,842,892
City of Jacksonville Transit Revenue, Refunding RB, Series A, 5.00%, 10/01/30	320	374,448
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,475	3,872,818
County of Miami-Dade Florida, RB:
(AGM), 5.00%, 7/01/35	1,300	1,431,729
CAB, Sub-Series A (NPFGC), 5.21%, 10/01/38 (c)	22,270	5,970,587
County of Miami-Dade Florida, Refunding ARB, Series A,:
5.50%, 10/01/36	5,000	5,826,950
Miami International Airport, 5.50%, 10/01/41	5,000	5,729,600
County of Miami-Dade Florida, Refunding RB, Special Obligation, Series B:
4.00%, 10/01/37	5,000	5,074,800
5.00%, 10/01/37	780	871,237
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae, Fannie Mae, Freddie Mac), 5.45%, 7/01/33	3,800	4,133,374
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	6,150	7,018,196
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	332,541
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,098,370
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,325	1,493,394
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,325,380

		54,985,610
Georgia — 2.5%
Burke County Development Authority, Refunding RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,355,900
City of Atlanta Georgia, Department of Aviation, Refunding RB, General, Series C, 6.00%, 1/01/30	7,500	9,334,275

		10,690,175
Hawaii — 1.4%
Hawaii State Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,879,200

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 1.4%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	$2,590	$3,000,981
Chicago Transit Authority, RB, 5.25%, 12/01/36	650	747,292
City of Chicago Illinois, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	683,340
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	360	412,049
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	353,481
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	849,813

		6,046,956
Indiana — 1.9%
Indiana Finance Authority, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,100	1,281,665
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	450	467,555
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,508,195

		8,257,415
Iowa — 1.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,000	5,687,250
Kentucky — 0.4%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,719,225
Louisiana — 2.8%
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	1,720	1,893,152
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,750	1,868,650
State of Louisiana Gas & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/31	7,500	8,401,050

		12,162,852
Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,469,980
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	1,100	1,300,673
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,315,900
Series I-A, 5.38%, 10/15/41	800	919,872
Series II-A, 5.38%, 10/15/36	1,500	1,741,830

		9,748,255
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, Series A, 5.00%, 6/01/41	800	908,384
Nebraska — 2.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	9,345	10,577,512
Nevada — 1.1%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	4,100	4,623,324
Municipal Bonds	Par (000)	Value
New Jersey — 4.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (BHAC), 3.47%, 12/15/27 (c)	$17,500	$10,518,550
Series A, 5.50%, 6/15/41	3,000	3,494,430
Series A, 5.00%, 6/15/42	3,000	3,326,700

		17,339,680
New York — 1.7%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	770	916,423
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,269,176
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,577,186
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	2,300	2,601,392

		7,364,177
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,875	3,080,908
Ohio — 1.1%
County of Allen Ohio, Refunding RB, Catholic Healthcare Partners, Series A, 5.00%, 5/01/42	2,875	3,189,353
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	764,098
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	470	533,182

		4,486,633
Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor, License Fund, 6.00%, 12/01/36	625	768,469
Puerto Rico — 3.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	5,300	5,977,976
5.50%, 8/01/42	3,450	3,672,180
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Senior Series C, 5.55%, 8/01/39 (c)	17,625	4,148,396

		13,798,552
South Carolina — 1.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	317,754
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,627,400

		5,945,154
Tennessee — 0.3%
Memphis Center City Revenue Finance Corp., RB, Sub-Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,240	1,452,697
Texas — 25.4%
City of San Antonio Texas, Refunding RB (NPFGC):
5.13%, 5/15/29	9,250	9,730,167
5.13%, 5/15/34	10,000	10,519,100
Comal ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,771,325
Coppell ISD Texas, GO, Refunding, CAB (PSF-GTD), 3.04%, 8/15/30 (c)	10,030	5,922,013
County of Bexar Texas, Refunding RB, Tax-Exempt Venue Project, Combined Venue, 5.00%, 8/15/39	1,670	1,856,088

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	35

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas, GO, Refunding (NPFGC) (c):
2.49%, 8/15/25	$7,485	$5,499,155
2.88%, 8/15/28	10,915	7,014,306
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (c):
CAB, Junior Lien, Series H, 5.97%, 11/15/38	5,785	1,274,088
CAB, Junior Lien, Series H, 5.99%, 11/15/39	6,160	1,274,442
Third Lien, Series A-3, 5.93%, 11/15/38	16,890	3,762,923
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,388,916
Midland County Fresh Water Supply District No. 1, Refunding RB, CAB, City of Midland Project, Series A, 4.49%, 9/15/36 (c)	2,340	823,423
North Texas Tollway Authority, Refunding RB, First Tier, Series A:
6.00%, 1/01/28	625	739,456
(NPFGC), 5.75%, 1/01/40	23,050	26,581,721
Northside ISD, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	10,026,110
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 9/15/42	2,575	2,619,187
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply RB:
5.00%, 12/15/28	3,600	3,950,604
5.00%, 12/15/29	2,105	2,300,997
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A:
4.00%, 8/15/38	2,750	2,754,263
5.00%, 8/15/41	5,500	6,034,215

		108,842,499
Washington — 2.5%
County of King Washington, Refunding RB (AGM), 5.00%, 1/01/36	2,200	2,421,782
Washington Health Care Facilities Authority, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	4,000	4,380,080
MultiCare Health System, Series A, 5.00%, 8/15/44	1,560	1,721,975
Providence Health & Services, Series A, 5.00%, 10/01/39	500	543,125
Providence Health & Services, Series A, 5.25%, 10/01/39	675	749,486
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	940	1,052,387

		10,868,835
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,500	1,705,245
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc., Series A, 5.00%, 4/01/42	525	590,042

		2,295,287
Total Municipal Bonds – 101.4%		434,171,422
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Arizona — 1.9%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	$1,300	$1,512,004
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/37	4,490	4,824,864
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,708,125

		8,044,993
California — 10.0%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (g)	3,379	3,769,293
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,981,760
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	8,176,800
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	5,672,550
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	545,558
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,870	5,525,064
University of California, RB, Series C (NPFGC), 4.75%, 5/15/37	10,000	10,169,900

		42,840,925
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,080	1,313,136
Florida — 9.7%
City of Tallahassee Florida, RB (NPFGC):
5.00%, 10/01/32 (g)	3,000	3,369,750
5.00%, 10/01/37	5,000	5,495,650
County of Miami-Dade Florida, RB (AGM), 5.00%, 10/01/39	10,101	11,288,876
County of Miami-Dade Florida, Refunding RB, Sales Surtax, 5.00%, 7/01/42	1,950	2,191,195
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (g)	2,999	3,429,105
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	1,800	1,992,654
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	6,096	7,031,354
(NPFGC), 5.00%, 8/01/30	6,000	6,683,160

		41,481,744
Hawaii — 2.5%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (a)	10,000	10,633,000
Illinois — 11.2%
City of Chicago Illinois, Refunding RB, Sale Tax Revenue, Series A, 5.00%, 1/01/41	3,870	4,317,333
City of Chicago Illinois Motor Fuel Tax, RB, Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,822,312
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,832,360
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	5,137,544
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	14,294	16,030,729
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42 (g)	9,000	9,369,450

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Illinois (concluded)
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (g)	$1,400	$1,598,820

		48,108,548
Massachusetts — 3.3%
Massachusetts School Building Authority, Sales Tax RB, Series A (AGM):
5.00%, 8/15/15 (a)	1,674	1,841,644
5.00%, 8/15/30	11,314	12,449,456

		14,291,100
Michigan — 1.9%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	7,300	8,096,211
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (g)	4,197	4,886,389
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,024	2,494,068

		7,380,457
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	2,000	2,284,080
New York — 6.0%
The Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	4,494	5,233,101
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,902,013
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series CC, 5.00%, 6/15/47	6,240	7,076,597
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	4,500	5,331,240

		25,542,951
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	620	708,530
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., Sales Tax, Refunding RB, Series C, 5.25%, 8/01/40	5,080	5,545,481
South Carolina — 0.2%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	600	696,540
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 1.5%
City of Houston Texas Airport System, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/34	$4,167	$4,849,072
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (g)	1,500	1,724,490

		6,573,562
Utah — 1.3%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,744,600
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	459,894
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,975,523
Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc., Series C, 5.25%, 4/01/39	2,500	2,768,425
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.2%		236,489,700
Total Long-Term Investments (Cost — $607,390,910) — 156.6%		670,661,122

Short-Term Securities	Shares
Money Market Funds — 2.0%
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	8,659,864	8,659,864

	Par (000)
New York — 0.4%
City of New York, New York, GO, VRDN, Sub-Series A-6 (AGM, Dexia Credit Local SBPA), 0.23%, 3/01/13 (j)	1,700	1,700,000
Total Short-Term Securities (Cost — $10,359,864) — 2.4%		10,359,864
Total Investments (Cost — $617,750,774) — 159.0%		681,020,986
Other Assets Less Liabilities — 0.4%		1,822,543
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.4)%		(117,419,839)
VMTP Shares, at Liquidation Value — (32.0)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$428,223,690

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley	$1,410,131	$18,983

(e)	Variable rate security. Rate shown is as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	37

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $16,804,179.

(h)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Share Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	4,404,456	4,255,408	8,659,864	$412

(i)	Represents the current yield as of report date.

(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$670,661,122	—	$670,661,122
Short-Term Securities	$8,659,864	1,700,000	—	10,359,864

Total	$8,659,864	$672,361,122	—	$681,020,986

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(117,377,482)	—	$(117,377,482)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	—	$(254,577,482)	—	$(254,577,482)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	$1,620	$1,619,077
Arizona — 1.7%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/32	5,635	6,525,668
California — 9.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home of California, Series A, 5.00%, 4/01/42	1,000	1,096,260
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	2,480	2,866,805
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.06%, 6/01/55 (a)	9,710	102,829
California Health Facilities Financing Authority, RB:
Stanford Hospital Clinics, Series A, 5.00%, 8/15/51	1,290	1,438,131
Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,286,205
California HFA, RB, Series K, AMT Home Mortgage, 5.50%, 2/01/42	1,365	1,413,840
California Pollution Control Financing Authority, RB:
5.00%, 11/21/45	1,340	1,382,063
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	1,120	1,166,603
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45	2,795	2,889,695
California State Public Works Board, RB, Various Capital Project, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,575,168
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	860	973,081
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B (a):
4.53%, 8/01/33	3,000	1,201,620
4.87%, 8/01/43	2,500	578,300
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,760	2,183,139
6.50%, 4/01/33	10,670	13,375,805

		36,529,544
Colorado — 2.0%
Colorado Health Facilities Authority, Refunding RB:
Catholic Healthcare, Series A, 5.50%, 7/01/34	2,330	2,659,672
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,920	2,059,545
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43 (b)	1,280	1,604,416
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	1,375	1,449,456

		7,773,089
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,505	1,679,791
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,240	1,399,079
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,430	4,732,525

		6,131,604
Municipal Bonds	Par (000)	Value
District of Columbia — 4.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	$3,250	$3,819,465
6.75%, 5/15/40	11,500	11,959,770
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	550	604,626
5.25%, 10/01/44	2,000	2,214,300

		18,598,161
Florida — 6.2%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,000	1,000,980
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	3,220,611
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,426,320
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,805,742
Live Oak Community Development District No. 1, Special Assessment Bonds, Series A, 6.30%, 5/01/34	3,030	3,072,632
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	3,365	3,658,462
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,500	3,186,100
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35 (c)(d)	1,895	1,421,970
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	1,495	1,685,000
Series B, 5.00%, 7/01/42	2,735	3,047,829

		23,525,646
Georgia — 0.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,019,283
Hawaii — 0.5%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	1,480	1,726,553
Illinois — 13.9%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,300	2,664,964
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,150	1,314,599
City of Chicago Illinois, ARB, O’Hare International Airport, General, Third Lien:
5.75%, 1/01/39	5,000	5,870,250
6.50%, 1/01/41	6,430	8,314,569
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	4,940	5,507,063
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	895	1,027,854
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,201,457
Ascension Health, Series A, 5.00%, 11/15/42	1,925	2,163,219
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,978,882
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	457,421

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	$10,500	$11,513,145
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	3,430	3,713,832
Series B-2, 5.00%, 6/15/50	2,725	2,949,594
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,470	1,773,643
6.00%, 6/01/28	1,255	1,502,135
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	782,517

		52,735,144
Indiana — 3.6%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A COP:
4.00%, 8/01/35	1,230	1,293,124
4.00%, 8/01/38	1,975	2,060,103
Indiana Finance Authority, RB:
First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,720	2,004,058
Sisters of St. Francis Health, 5.25%, 11/01/39	915	1,006,674
Indiana Finance Authority, Refunding RB, Community Health Network, Series A, 5.00%, 5/01/42	2,050	2,268,653
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	3,675	3,680,953
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,436,280

		13,749,845
Iowa — 1.0%
Iowa Finance Authority, RB, Alcoa, Inc. Project, 4.75%, 8/01/42	1,255	1,273,059
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	2,140	2,457,298

		3,730,357
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,755	1,910,510
Kentucky — 0.4%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,328,188
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,650	4,311,161
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 7/01/36	380	432,622
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	7,290	7,784,262

		12,528,045
Maine — 0.5%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,615	1,850,871
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	540,996
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,114,590
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	$2,400	$2,742,888

		4,398,474
Massachusetts — 0.3%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	955	1,041,466
Michigan — 2.0%
City of Detroit Michigan, RB, Water Supply System, Series A, Senior Lien, 5.25%, 7/01/41	3,355	3,622,595
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,669,485
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,441,410

		7,733,490
Missouri — 1.9%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	6,011,400
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	1,135	1,215,086

		7,226,486
Multi-State — 3.8%
Centerline Equity Issuer Trust (e)(f):
5.75%, 5/15/15	1,000	1,086,450
6.00%, 5/15/15	5,000	5,456,050
6.00%, 5/15/19	3,500	4,156,985
6.30%, 5/15/19	3,000	3,608,490

		14,307,975
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	895	1,013,042
Gas Project No. 3, 5.00%, 9/01/42	1,570	1,713,953
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,245	1,397,425
Sarpy County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,805,939

		5,930,359
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,706,299
New Jersey — 4.4%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	2,130	2,164,889
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/24	455	528,296
Cigarette Tax, 5.00%, 6/15/25	610	701,482
Special Assessment Bonds, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,953,331
New Jersey Transportation Trust Fund Authority, RB, Series A, 5.00%, 6/15/42	4,000	4,435,600

		16,783,598

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 4.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	$985	$147,681
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	585	655,680
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,325	1,495,779
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (c)(d)(g)	6,700	7,619,307
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,335	1,587,595
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/42	1,500	1,681,890
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,410	1,670,751
6.00%, 12/01/42	1,375	1,629,279

		16,487,962
North Carolina — 4.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	6,014,710
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	8,930	9,594,392
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,696,212

		17,305,314
Ohio — 2.3%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	3,405	3,806,995
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,640	1,764,443
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	3,025	3,257,471

		8,828,909
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	275	317,900
Pennsylvania — 1.6%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,495	1,270,705
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,500	2,674,425
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	2,065	2,301,071

		6,246,201
Puerto Rico — 5.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	6,100	6,941,495
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A (a):
5.69%, 8/01/33	13,600	4,323,712
5.74%, 8/01/34	5,500	1,636,030
5.79%, 8/01/35	14,055	3,908,836
5.82%, 8/01/36	11,875	3,097,356

		19,907,429
Municipal Bonds	Par (000)	Value
South Carolina — 1.8%
South Carolina Jobs EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	$2,640	$2,704,574
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	4,046,101

		6,750,675
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42	1,165	1,275,256
Tennessee — 0.9%
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	3,480	3,335,023
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	230	259,390

		3,594,413
Texas — 20.4%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	2,400	252,360
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,350	2,765,010
City of Austin Texas, Refunding RB, Water & Wastewater System Revenue, 5.00%, 11/15/37	685	800,299
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,650	1,895,454
City of Houston Texas, Refunding RB:
Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	9,145	11,134,861
Series A, Senior Lien, 5.50%, 7/01/39	1,675	1,949,332
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 5.00%, 8/15/32	640	706,451
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	3,750	4,107,037
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project:
Series A, 4.75%, 5/01/38	1,900	1,957,874
Series B, 4.75%, 11/01/42	1,605	1,647,500
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	5,000	5,019,100
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (NPFGC), 5.91%, 11/15/36 (a)	25,375	6,375,469
Lower Colorado River Authority, Refunding RB, Series A (NPFGC), 5.00%, 5/15/13 (h)	5	5,052
Midland County Fresh Water Supply District Number 1, RB, Midland Projects, Series A:
CAB, 4.57%, 9/15/37 (a)	17,105	5,637,637
5.00%, 9/15/40	890	1,019,308
North Texas Tollway Authority, Refunding RB, Toll Second Tier, Series F, 6.13%, 1/01/31	6,790	7,531,875
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	4,295,016
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	5,328,118
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/43 (b)	390	434,012
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply RB, 5.00%, 12/15/29	2,055	2,246,341
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,639,570

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$3,000	$3,578,700
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	1,310	1,437,240
University of Texas System, Refunding RB, Financing System Bonds, Series B, 5.00%, 8/15/43	3,350	3,916,485

		77,680,101
Utah — 1.3%
County of Utah, RB, IHC Health Services Inc., 5.00%, 5/15/43	2,190	2,470,977
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy:
3.25%, 10/15/36	1,085	1,007,042
3.25%, 10/15/42	1,660	1,489,983

		4,968,002
Virginia — 2.2%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,240	1,241,612
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien, Series A, 5.13%, 7/01/49	1,340	1,461,243
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Opco LLC Project, AMT:
5.25%, 1/01/32	1,755	1,947,611
6.00%, 1/01/37	2,000	2,319,280
5.50%, 1/01/42	1,255	1,386,047

		8,355,793
Washington — 1.8%
Bellingham Washington, Water & Sewer Revenue, 5.00%, 8/01/36	5,050	5,804,975
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,100	1,231,516

		7,036,491
Wisconsin — 2.0%
University of Wisconsin Hospitals & Clinics Authority, Refunding RB, Series A, 5.00%, 4/01/38 (b)	575	643,109
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/30	1,790	2,070,028
Ascension Health Senior Credit Group, 5.00%, 11/15/33	910	1,034,515
Aurora Health Care, 6.40%, 4/15/33	3,930	3,945,602

		7,693,254
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	3,355	3,811,381
Wyoming Municipal Power Agency, RB, Series A:
5.50%, 1/01/33	800	913,480
5.50%, 1/01/38	750	856,387

		5,581,248
Total Municipal Bonds – 116.9%		445,118,471

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit Group, Series C-2, 5.00%, 11/15/36	$2,519	$2,709,014
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,630	2,994,680
California — 7.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39 (j)	2,850	3,340,941
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	6,500	7,337,233
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,870,310
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	2,236,788
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	10,335	11,689,298

		27,474,570
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (AGC), 5.10%, 10/01/41	4,230	4,605,582
Series C-7 (AGM), 5.00%, 9/01/36	2,710	2,913,521

		7,519,103
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,170	5,824,470
Series X-3, 4.85%, 7/01/37	5,143	5,815,290

		11,639,760
Florida — 1.5%
County of Miami-Dade Florida, RB, 5.00%, 10/01/39	5,001	5,588,553
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	5,271,344
Illinois — 0.9%
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	3,119	3,521,501
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	4,560	5,080,444
Massachusetts — 2.4%
Massachusetts School Building Authority, Sales Tax RB, Senior, Series B, 5.00%, 10/15/41	4,950	5,677,402
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,555,909

		9,233,311
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,700	1,854,883
5.25%, 7/01/39	1,462	1,599,506

		3,454,389

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	$2,219	$2,599,080
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	2,680	3,060,667
New York — 13.1%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,750	2,082,597
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series HH, 5.00%, 6/15/31 j	9,149	10,837,733
Series FF-2, 5.50%, 6/15/40	1,710	2,024,371
New York City Transitional Finance Authority, RB, 5.00%, 2/01/42	2,679	3,053,507
New York Liberty Development Corp., RB, Liberty Revenue Bonds, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	11,670	13,394,410
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, Liberty Revenue Bonds, 5.75%, 11/15/51	7,040	8,342,400
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	9,284	10,016,877

		49,751,895
Texas — 1.1%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Sales & Use Tax Bonds, Series A, 5.00%, 11/01/41	3,720	4,253,857
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,959	4,350,298
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$5,909	$6,820,049
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,446,591
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	8,113	9,445,454

		12,892,045
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.2%		168,214,560
Total Long-Term Investments (Cost — $560,233,680) — 161.1%		613,333,031

Short-Term Securities
Mississippi — 1.4%
Mississippi Business Finance Corp., RB, VRDN, Series A, 0.09%, 3/01/13(k)	5,100	5,100,000

	Shares
Money Market Funds — 1.2%
FFI Institutional Tax-Exempt Fund, 0.01% (l)(m)	4,716,948	4,716,948
Total Short-Term Securities (Cost — $9,816,948) — 2.6%		9,816,948
Total Investments (Cost — $570,050,628) — 163.7%		623,149,979
Other Assets Less Liabilities — 0.5%		2,219,855
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(93,420,814)
VMTP Shares, at Liquidation Value — (39.7)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$380,649,020

Notes to Schedule of investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	$1,604,416	$22,195
Goldman Sachs Group, Inc.	$434,012	$3,350
JP Morgan Chase & Co.	$643,109	$(788)

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Variable rate security. Rate shown is as of report date.

(h)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $9,477,746.

(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	43

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(l)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	15,208,474	(10,491,526)	4,716,948	$467

(m)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments based on the pricing transparency of the investment is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Notes 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$613,333,031	—	$613,333,031
Short-Term Securities	$4,716,948	5,100,000	—	9,816,948

Total	$4,716,948	$618,433,031	—	$623,149,979

[1]	See above Schedule of Investments for values in each state or political sub-division.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$259,625	—	—	$259,625
Liabilities:
TOB trust certificates	—	$(93,381,521)	—	(93,381,521)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$259,625	$(244,681,521)	—	$(244,421,896)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,933,421
6.00%, 6/01/39	10,995	12,938,586
Selma IDB, RB, International Paper Co., Project, Series A, 5.38%, 12/01/35	1,745	1,924,770

		20,796,777
Arizona — 1.5%
Arizona Board of Regents, Refunding RB, Series A:
Arizona State University System, 5.00%, 7/01/42	5,000	5,717,250
University of Arizona, 5.00%, 6/01/42	3,000	3,414,120

		9,131,370
California — 16.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	10,529,079
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,576,263
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,150,741
County of Sacramento California, ARB, Airport System, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,547,912
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	11,345,100
Election of 2008, Series C, 5.25%, 8/01/39	3,375	4,081,928
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,808,250
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,391,866
Los Angeles Unified School District California, GO, Series D, 5.25%, 7/01/25	3,485	4,201,516
Manteca Financing Authority California, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,818,015
5.75%, 12/01/36	3,285	3,785,995
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,893,407
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	3,820	4,642,522
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,534,763
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	15,000	17,639,250
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	5,345	5,989,019

		102,935,626
Colorado — 1.7%
City & County of Denver Colorado, Refunding ARB, Airport System, Series B, 5.00%, 11/15/37	2,800	3,207,736
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	7,042,336

		10,250,072
Municipal Bonds	Par (000)	Value
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A (NPFGC), 5.00%, 10/01/38	$1,000	$1,138,270
Florida — 8.8%
City of Jacksonville Florida, Refunding RB, Sales Tax Revenue, Better Jacksonville, Series A, 5.00%, 10/01/30	3,500	4,082,785
City of St. Augustine Florida, Refunding RB, Capital Improvement, 5.00%, 10/01/34	1,740	1,982,504
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	4,600	5,167,916
County of Miami-Dade Florida, Refunding RB, Series A, AMT:
5.00%, 10/01/31	10,000	11,247,600
Miami International Airport, (AGM), 5.50%, 10/01/41	3,500	4,016,390
County of St. John’s Florida, Refunding RB, Series A (AGM), 5.00%, 10/01/34	2,940	3,350,571
Florida Housing Finance Corp., RB, Waverly Apartments, Series C-1, AMT (AGM), 6.30%, 7/01/30	2,055	2,059,336
Florida Housing Finance Corp., Refunding RB, Homeowner Mortgage, Series 2, AMT (NPFGC):
5.75%, 7/01/14	190	190,644
5.90%, 7/01/29	5,160	5,217,431
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	3,880	4,207,976
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	615	668,843
Miami-Dade County Housing Finance Authority Florida, RB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,189,676
Orlando-Orange County Expressway Authority, Refunding RB (a):
5.00%, 7/01/29	3,000	3,516,990
5.00%, 7/01/35	5,000	5,703,700

		53,602,362
Illinois — 16.8%
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	6,370	7,380,792
5.00%, 12/01/42	8,750	9,524,462
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	1,620	2,015,977
Chicago Illinois Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,339,419
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,253,373
Sales Tax Receipts, 5.25%, 12/01/40	5,515	6,304,362
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	7,395	8,682,100
Series C, 6.50%, 1/01/41	16,800	21,723,912
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	2,445	2,807,936
City of Chicago Illinois Wastewater Transmission, RB, Second Lien, 5.00%, 1/01/42	3,000	3,344,370
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	1,790	2,055,009
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	840	964,362

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	45

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	$4,000	$4,788,560
University of Chicago, Series B, 5.50%, 7/01/37	10,000	12,017,300
Illinois Finance Authority, Refunding RB, North Western Memorial Healthcare, 5.00%, 8/15/37	1,395	1,587,622
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 5.00%, 12/15/28	2,645	3,099,411
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,266,634
6.00%, 6/01/28	1,245	1,490,165

		102,645,766
Indiana — 3.4%
Indiana Finance Authority Waste Water Utility, RB, First Lien, CWA Authority, Series A, 5.00%, 10/01/41	4,080	4,654,056
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,964,885

		20,618,941
Kansas — 0.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series A, 5.00%, 11/15/32	4,620	5,366,915
Louisiana — 0.2%
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	596,045
Series A-2, 6.00%, 1/01/23	720	858,305

		1,454,350
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	2,090	2,426,406
Michigan — 5.9%
City of Detroit Michigan, RB, Second Lien, Series B (AGM), 6.25%, 7/01/36	6,320	7,351,171
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	2,780	3,462,851
Series C-1, 7.00%, 7/01/27	9,055	11,143,808
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,807,717
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	7,364,067

		36,129,614
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	12,197,493
Mississippi — 2.8%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, Series A, 5.00%, 6/01/41	2,830	3,213,408
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
Mississippi Development Bank, Refunding RB, Special Obligation,:
City of Jacksonville Mississippi Water & Sewer System Project, Series A (AGM), 5.00%, 9/01/30	$9,030	$10,522,479
Jackson Public School District, Series A, 5.00%, 4/01/28	3,005	3,426,511

		17,162,398
Nevada — 3.9%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	7,029,068
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	12,601,377
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,965	4,147,231

		23,777,676
New Jersey — 4.0%
New Jersey EDA, RB, School Facility Construction, Series KK, 5.00%, 3/01/31	5,000	5,795,000
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	7,233,265
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	5,073,308
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	5,410	6,301,622

		24,403,195
New York — 11.7%
Metropolitan Transportation Authority, Refunding RB, Transportation, Series C, 5.00%, 11/15/28	5,500	6,451,115
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,731,125
Second General Resolution, Series FF-2, 5.50%, 6/15/40	4,000	4,736,480
Second General Resolution, Water & Sewer System, Fiscal 2011, Series EE, 5.38%, 6/15/43	3,475	4,058,244
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,731,560
Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	7,210	8,216,516
Sub-Series S-2A, 5.00%, 7/15/30	7,110	8,340,599
New York State Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	9,900	11,424,600
5.00%, 3/15/42	9,655	11,018,865
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/37	2,890	3,268,706

		70,977,810
North Carolina — 1.2%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/32	6,305	7,356,359
Ohio — 1.2%
The Ohio State University, RB, General Receipts, Special Purpose, Series A, 5.00%, 6/01/38	6,475	7,517,799

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 4.7%
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	$4,425	$4,901,528
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 4/01/42	9,325	10,553,289
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 6.00%, 12/01/41	4,945	5,632,899
Sub-Series B, Motor License Fund- Enhanced Subordinate Special, 5.00%, 12/01/42	6,480	7,271,597

		28,359,313
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	6,610	7,455,551
Texas — 20.9%
City of Houston Texas, Refunding RB, Utility System, Combined First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	15,463,393
6.00%, 11/15/36	9,435	11,549,289
5.38%, 11/15/38	5,000	5,822,400
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	10,587,095
Dallas/Fort Worth International Airport, Joint Refunding ARB, AMT:
Series E, 5.00%, 11/01/35	11,800	12,923,478
Series F, 5.00%, 11/01/35	10,000	10,896,100
Series H, 5.00%, 11/01/42	10,425	11,293,507
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,863,450
Houston Community College System, Harris and Fort Bend Counties, Texas, Limited Tax, GO, 5.00%, 2/15/36 (a)	2,450	2,782,220
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,500	4,158,560
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	5,555	6,562,510
Series B, 5.00%, 1/01/42	3,500	3,890,495
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,691,714
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	2,097,521
Texas Tech University, Refunding RB, Improvement Bonds, 14th Series A, 5.00%, 8/15/32	1,500	1,752,060
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	2,070	2,271,059
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	8,495	9,931,505

		127,536,356
Utah — 2.2%
Utah Transit Authority, Refunding RB, Subordinated Sales Tax, 5.00%, 6/15/42	11,910	13,437,696
Virginia — 2.6%
Fairfax County IDA, RB, Health Care, Inova Health System Project, Series A, 5.00%, 5/15/40	3,230	3,671,283
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35 (b)	4,300	5,653,081
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	5,770	6,680,102

		16,004,466
Municipal Bonds	Par (000)	Value
Washington — 1.8%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	$4,200	$4,891,026
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	3,290	3,869,468
Washington Higher Education Facilities Authority, Refunding RB, The University of Puget Sound Project, Series A, 5.00%, 10/01/42	2,000	2,240,860

		11,001,354
Wisconsin — 1.0%
University of Wisconsin Hospitals & Clinics Authority, Refunding RB, Series A, 5.00%, 4/01/38 (a)	1,750	1,957,288
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	2,050	2,303,687
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Series A, 5.00%, 4/01/42	1,470	1,652,118

		5,913,093
Total Municipal Bonds – 121.3%		739,597,028

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	7,088,640
California — 2.5%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,936,851
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,693,376
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	3,020	3,487,301

		15,117,528
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (d)	3,381	4,106,340
Florida — 2.9%
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	3,060	3,438,492
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,969,698
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	2,370	2,506,180

		17,914,370
Illinois — 2.2%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	7,737	8,585,448
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, Water Project, 5.00%, 11/01/42	4,358	4,921,072

		13,506,520

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	47

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Indiana — 1.7%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	$9,850	$10,615,443
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	475,327
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Senior-Series B, 5.00%, 10/15/41	9,440	10,827,208
Nevada — 2.6%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	9,671,920
Series B, 5.50%, 7/01/29	5,008	6,134,717

		15,806,637
New Jersey — 4.3%
New Jersey EDA, RB, School Facilities Construction:
(AGC), 6.00%, 12/15/34 (b)	2,175	2,603,345
6.00%, 12/15/34	2,175	2,603,345
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	8,213,859
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	8,000	9,110,480
Series B, 5.25%, 6/15/36	2,960	3,380,438

		25,911,467
New York — 13.7%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,249	11,008,013
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	11,236	12,706,533
Series FF-2, 5.50%, 6/15/40	4,994	5,913,294
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,282,695
Future Tax Secured, Sub-Series E1, 5.00%, 2/01/42	5,439	6,198,163
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	13,950	16,011,313
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	8,200	9,717,000
New York State Dormitory Authority, ERB, Personal Income Tax Revenue, Series B, 5.25%, 3/15/38	13,500	15,819,300

		83,656,311
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.25%, 8/01/40	$5,590	$6,102,268
Texas — 6.3%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31 (d)	12,027	14,326,719
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,453,862
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	11,250	12,814,538

		38,595,119
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,373	7,003,320
Washington — 1.7%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	8,698	10,067,611
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.8%		266,794,109
Total Long-Term Investments (Cost — $915,879,143) — 165.1%		1,006,391,137

Short-Term Securities
Alabama — 0.00%
Eutaw Industrial Development Board, Refunding RB, VRDN, Alabama Power Co. Project, 0.09%, 3/04/13 (e)	200	200,000

	Shares
Money Market Funds — 2.0%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	12,331,647	12,331,647
Total Short-Term Securities (Cost — $12,531,647) — 2.0%		12,531,647
Total Investments (Cost — $928,410,790) — 167.1%		1,018,922,784
Liabilities in Excess of Other Assets — 0.0%		(15,527)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.1)%		(134,624,233)
VRDP Shares, at Liquidation Value — (45.0)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$609,683,024

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Apex Pryor Securities	$5,703,700	$(6,450)
Jefferies and Company	$3,516,990	$19,230
JPMorgan Chase & Co.	$2,782,220	$2,573
JPMorgan Chase & Co.	$1,957,288	$(2,398)

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $9,707,818.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund	687,432	11,644,149	12,331,581	$1,163

(g)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$1,006,391,137	—	$1,006,391,137
Short-Term Securities	$12,331,647	200,000	—	12,531,647

Total	$12,331,647	$1,006,591,137	—	$1,018,922,784

[1] See above Schedule of Investments for values in each state or political sub-division.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(443,146)	—	$(443,146)
TOB trust certificates	—	(134,552,822)	—	(134,552,822)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	—	$(409,595,968)	—	$(409,595,968)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	49

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$7,610	$9,069,750
Camden IDB Alabama, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	2,550	2,664,674
Selma IDB, RB, Gulf Opportunity Zone, International Paper Co.:
5.80%, 5/01/34	1,850	2,096,494
Series A, 5.38%, 12/01/35	1,000	1,103,020
Selma IDB, Refunding RB, International Paper Co., Series B, 5.50%, 5/01/20	5,000	5,084,000

		20,017,938
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	1,096,600
Arizona — 3.9%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	4,100	2,892,755
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,668,313
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,218,620
Pima County IDA, RB, Arizona Charter Schools Project, Series I, 6.75%, 7/01/21	630	632,766
Pima County IDA, Refunding RB, Arizona Charter Schools Project, Series I (a)(b):
6.10%, 7/01/13	370	384,315
6.10%, 7/01/13	110	112,068
6.30%, 7/01/13	740	765,848
6.30%, 7/01/13	230	234,480
Pima County IDA Arizona, ERB, Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	1,995	2,003,938
Salt River Project Agricultural Improvement & Power Distribution, Refunding RB, Electrical System, Series A, 5.00%, 12/01/31	7,000	8,355,130
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	5,780,900

		27,049,133
California — 10.5%
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 11/15/40	2,800	3,192,140
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	3,750	4,180,613
State Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,924,800
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,857,928
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,258,657
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,830	1,895,477
California State Public Works Board, RB, Department of Mental Health, Coalinga, Series A:
5.50%, 12/01/13 (a)	6,000	6,235,320
5.13%, 6/01/29	10,435	10,885,688
Municipal Bonds	Par (000)	Value
California (concluded)
California Statewide Communities Development Authority, RB, Series A:
Health Facility, Memorial Health Services, 6.00%, 4/01/13 (a)	$4,240	$4,262,430
Kaiser Permanente, 5.00%, 4/01/42	4,170	4,698,339
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	1,200	1,357,788
Golden State Tobacco Securitization Corp. California, RB, Asset-Backed, Series A-3, 7.88%, 6/01/13 (a)	5,725	5,838,011
Poway Unified School District, GO, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 4.80%, 8/01/46 (c)	15,000	3,077,850
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	12,159,823

		71,824,864
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	3,022,600
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	3,134,610
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	439,235

		6,596,445
Delaware — 0.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,500	1,692,435
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	456,218
5.25%, 10/01/44	650	719,647

		1,175,865
Florida — 4.9%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,634,201
Series B-1, 5.63%, 7/01/38	5,000	5,836,500
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	10,000	10,735,600
Series A-1, 5.38%, 10/01/41	10,290	11,694,688

		33,900,989
Georgia — 1.9%
City of Atlanta Georgia, Refunding RB, General, Series B, AMT, 5.00%, 1/01/29	1,070	1,207,345
DeKalb County Hospital Authority Georgia, Refunding RB, Dekalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	4,184,075
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,715,090
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18 (d)	110	115,541
6.60%, 1/01/18	3,645	4,075,657

		13,297,708

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 0.9%
Hawaii State Harbor System, RB, Series A, 5.50%, 7/01/35	$5,000	$5,879,200
Illinois — 11.4%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,670	7,728,395
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	2,110	2,425,825
City of Chicago Illinois, ARB, O’Hare International Airport, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	17,731,773
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	11,730,792
Community, 6.50%, 7/01/22	655	658,177
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	10,679,670
OSF Healthcare System, 6.00%, 5/15/39	5,060	5,870,511
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,165,853
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,765	3,324,968
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,996,680
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,016,000

		78,328,644
Indiana — 2.0%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	9,808,405
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	3,670	3,882,126

		13,690,531
Iowa — 0.1%
Iowa Tobacco Settlement Authority, RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,000	951,660
Kentucky — 1.2%
County of Owen Kentucky, RB, Kentucky American Water Co., Series B, 5.63%, 9/01/39	1,000	1,079,820
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	2,000	2,403,960
6.50%, 3/01/45	4,000	4,808,480

		8,292,260
Louisiana — 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	2,615	3,088,681
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 7/01/36	1,110	1,263,713
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	2,210	2,432,481

		6,784,875
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,437,850
Municipal Bonds	Par (000)	Value
Maine (concluded)
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	$1,190	$1,225,819

		6,663,669
Maryland — 1.8%
Maryland Community Development Administration, RB, AMT, 5.10%, 9/01/37	1,835	1,915,483
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,352,473
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 6.25%, 1/01/41	2,000	2,285,740
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,317,854
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,312,541

		12,184,091
Massachusetts — 5.6%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,539,610
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	2,800	3,250,688
Massachusetts HFA, RB, AMT:
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,600,450
Series A, 5.20%, 12/01/37	2,865	2,976,706
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	7,057,821
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (d)	16,000	18,962,720

		38,387,995
Michigan — 3.9%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,907,900
7.00%, 7/01/36	1,250	1,509,450
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	8,420,481
Michigan State Hospital Finance Authority, Refunding RB:
McLaren Health Care, 5.75%, 5/15/38	7,285	8,443,461
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	5,223,646

		26,504,938
Mississippi — 4.6%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	11,036,334
Series B, 6.70%, 4/01/22	4,500	5,368,995
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	15,000	15,048,600

		31,453,929

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	51

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	$6,200	$6,768,478
Omaha Nebraska Public Power District, Series B, 5.00%, 2/01/36	4,000	4,600,000

		11,368,478
Nevada — 0.9%
County of Clark Nevada, ARB, Series B, 5.75%, 7/01/42	5,000	5,878,350
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,145	2,297,123
New Jersey — 4.8%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (a)	3,695	3,959,636
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/25	990	1,138,470
School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	11,361,800
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,045	1,133,741
New Jersey Transportation Trust Fund Authority, RB, Transportation System, 5.50%, 6/15/31	8,000	9,491,360
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (a)	5,980	6,085,667

		33,170,674
New York — 4.7%
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	4,088,376
6.50%, 11/15/28	14,925	18,992,510
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/42	4,215	4,726,111
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	3,165	3,750,303
Rochester Housing Authority, RB, College Andrews Terrace Apartments, AMT (Ginnie Mae), 4.70%, 12/20/38	1,000	1,031,960

		32,589,260
North Carolina — 1.0%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,798,521
North Carolina Medical Care Commission, Refunding RB, Wakemed, Series A, 4.13%, 10/01/38	2,730	2,839,691

		6,638,212
Ohio — 0.5%
Buckeye Tobacco Settlement Financing Authority, RB, Senior, Series A-2, 6.50%, 6/01/47	1,125	1,070,246
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,398,768

		3,469,014
Oregon — 0.7%
City of Tigard Washington County Oregon, Refunding RB, Water System:
5.00%, 8/01/37	2,000	2,312,000
5.00%, 8/01/42	2,335	2,676,634

		4,988,634
Municipal Bonds	Par (000)	Value
Pennsylvania — 0.9%
Chester County IDA, RB, Aqua Pennsylvania Inc. Project, Series A, AMT (NPFGC), 5.00%, 2/01/40	$540	$569,246
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	195	217,294
Pennsylvania Economic Development Financing Authority, Refunding RB, Aqua Pennsylvania, Inc. Project, Series A, AMT, 5.00%, 12/01/34	2,780	3,101,035
Philadelphia Authority for Industrial Development, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,000	1,023,230
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,386,477

		6,297,282
Puerto Rico — 2.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	13,000	14,662,960
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.60%, 8/01/41 (c)	10,000	2,081,800

		16,744,760
South Carolina — 0.9%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,057,450
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,069,850

		6,127,300
Texas — 13.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	3,055	290,653
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	11,460	11,532,198
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,168,770
6.00%, 1/01/41	4,300	5,002,577
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	4,015,280
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	3,500	4,470,270
7.25%, 12/01/35	5,400	6,708,420
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., 6.25%, 8/15/39	925	1,076,811
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,944,484
Matagorda County Navigation District No. 1 Texas, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (e)	9,355	9,754,459
North Texas Education Finance Corporation, ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,077,040
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	3,500	4,020,275

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 9/15/42	$7,200	$7,323,552
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	6,040,950
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/43 (f)	1,145	1,274,213
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	12,131,900
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,618,559
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 4.00%, 8/15/38	9,375	9,389,531

		94,839,942
Utah — 0.8%
Utah Transit Authority, Refunding RB, Subordinated Sales Tax, 4.00%, 6/15/39	5,000	5,156,650
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	420	426,350
Virginia — 2.9%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	3,550	3,554,615
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,582,393
Fairfax County EDA, Refunding RB Goodwin House, Inc.:
5.13%, 10/01/42	6,015	6,227,149
5.13%, 10/01/37	2,000	2,076,460
Virginia HDA, Refunding RB, Sub-Series A3, AMT, 5.05%, 7/01/26	1,325	1,414,981
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing Operation LLC Project, AMT, 6.00%, 1/01/37	2,620	3,038,257

		19,893,855
Washington — 4.1%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	17,364,002
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	2,120	2,121,442
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	8,508,990

		27,994,434
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.63%, 9/01/32	2,500	2,813,000
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth, Inc., 6.00%, 8/01/13 (a)	3,040	3,114,814
Municipal Bonds	Par (000)	Value
Wyoming — 0.7%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	$4,500	$5,112,135
Total Municipal Bonds – 101.3%		694,694,036

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.6%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	3,500	4,070,780
California — 5.1%
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,586	11,975,095
University of California, RB, Series O, 5.25%, 5/15/39	20,000	23,071,800

		35,046,895
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	13,792,680
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	7,495	8,845,220
Florida — 4.5%
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	16,480,721
County of Miami-Dade Florida, Refunding RB, Transit System Sales Tax, 5.00%, 7/01/42	3,750	4,213,837
Miami-Dade County Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	8,900	9,959,011

		30,653,569
Illinois — 4.0%
City of Chicago Illinois, Refunding RB:
Sales Tax, Series A, 5.00%, 1/01/41	4,640	5,176,338
Second Lien (AGM), 5.25%, 11/01/33	1,330	1,542,759
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	12,400,300
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,991,736

		27,111,133
Kentucky — 4.8%
Kentucky Economic Development Finance Authority, Refunding RB, St. Elizabeth, Series A, 5.50%, 5/01/39	8,003	8,983,090
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	4,650	4,876,781
Lexington-Fayette Urban County Airport Board, Refunding RB, Series A, 5.00%, 7/01/27	7,001	8,012,856
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	10,920,901

		32,793,628
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	4,710	5,313,728

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	53

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Nevada — 2.8%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	$15,789	$19,453,733
New York — 7.9%
New York City Municipal Water Finance Authority, Refunding RB:
Series FF-2, 5.50%, 6/15/40	4,154	4,918,866
Water & Sewer System, Series DD, 5.00%, 6/15/37	24,199	27,447,053
New York City Transitional Finance Authority, RB, 5.00%, 2/01/42	8,898	10,140,377
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	10,000	11,850,000

		54,356,296
North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	14,165,304
Wake Forest University, 5.00%, 1/01/38	5,000	5,631,850

		19,797,154
Ohio — 3.5%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,870	3,208,832
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	5,470	6,222,125
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,899,532
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	8,500	9,713,715

		24,044,204
Oregon — 2.0%
Oregon State Housing & Community Services Department, HRB, Series A, AMT, 4.95%, 7/01/30	13,000	13,892,574
South Carolina — 0.4%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,719	2,930,019
Texas — 8.8%
City of Houston Texas Airport System, Refunding RB, Texas Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,698,144
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (d)	20,970	28,128,319
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas (concluded)
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	$10,000	$11,406,567
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	4,746	4,995,674
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	5,667	6,331,438

		60,560,142
Virginia — 2.5%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,414,446
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,001	9,400,143
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,520,480

		17,335,069
Washington — 4.2%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,695,650
5.00%, 11/01/36	6,000	6,834,780
(AGM), 5.00%, 11/01/32	14,007	15,936,216

		28,466,646
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	6,099	6,753,453
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 59.1%		405,216,923
Total Long-Term Investments (Cost — $979,320,391) — 160.4%		1,099,910,959

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	20,213,428	20,213,428
Total Short-Term Securities (Cost — $20,213,428) — 2.9%		20,213,428
Total Investments (Cost — $999,533,819) — 163.3%		1,120,124,387
Other Assets Less Liabilities — 1.1%		7,651,810
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.8)%		(197,877,336)
VMTP Shares, at Liquidation Value — (35.6)%		(243,800,000)

Net Assets Applicable to Common Shareholders — 100.0%		$686,098,861

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.
(e)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$1,274,213	$9,836

(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $3,048,680.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Share Held at February 28, 2013	Income
FFI Institutional Tax-Exempt Fund .	6,562,755	13,650,673	20,213,428	$875

(j)	Represents the current yield as of report date.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,099,910,959	—	$1,099,910,959
Short-Term Securities	$20,213,428	—	—	20,213,428

Total	$20,213,428	$1,099,910,959	—	$1,120,124,387

[1] See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(482,195)	—	$(482,195)
TOB trust certificates	—	(197,793,067)	—	(197,793,067)
VRDP Shares	—	(243,800,000)	—	(243,800,000)

Total	—	$(442,075,262)	—	$(442,075,262)

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	55

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value - unaffiliated[1]	$93,191,956	$278,402,195	$227,783,515	$672,361,122	$618,433,031	$1,006,591,137	$1,099,910,959
Investments at value - affiliated[2]	1,154,435	3,101,522	637,888	8,659,864	4,716,948	12,331,647	20,213,428
Cash	—	122,644	—	—	259,625	—	—
Cash pledged as collateral for financial futures contracts	—	66,000	—	—	—	—	—
Interest receivable	952,725	2,843,060	2,422,703	6,411,472	6,845,736	11,591,049	13,544,646
Investments sold receivable	101,696	95,719	254,239	1,523,345	–	10,647,470	108,000
Deferred offering costs	160,954	107,863	88,117	146,519	156,275	475,075	235,781
TOB trust receivable	—	4,500,000	—	4,665,000	—	—	—
Prepaid expenses	36,579	7,381	6,273	18,357	20,702	55,043	21,657

Total assets	95,598,345	289,246,384	231,192,735	693,785,679	630,432,317	1,041,691,421	1,134,034,471

Accrued Liabilities
Bank overdraft	—	—	—	—	—	443,146	482,195
Investments purchased payable	1,135,906	9,148,898	2,131,113	8,416,746	2,656,779	18,497,544	1,264,378
Income dividends payable — Common Shares	260,417	877,515	599,335	2,059,689	1,991,167	2,892,295	3,766,501
Investment advisory fees payable	41,076	136,453	96,187	285,621	263,154	429,204	431,291
Officer’s and Trustees’ fees payable	7,985	27,494	19,001	58,909	53,548	169,699	143,740
Interest expense and fees payable	7,569	6,276	19,553	42,357	39,293	71,411	84,269
Variation margin payable	—	3,163	—	—	—	—	—
Other accrued expenses payable	13,319	62,602	60,151	121,185	97,835	352,276	170,169

Total accrued liabilities	1,466,272	10,262,401	2,925,340	10,984,507	5,101,776	22,855,575	6,342,543

Other Liabilities
TOB trust certificates	19,340,052	20,608,872	39,996,660	117,377,482	93,381,521	134,552,822	197,793,067
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—	—	274,600,000	—
VMTP Shares, at liquidation value of $100, 000 per share[3,4]	—	79,900,000	42,200,000	137,200,000	151,300,000	—	243,800,000

Total other liabilities	37,140,052	100,508,872	82,196,660	254,577,482	244,681,521	409,152,822	441,593,067

Total liabilities	38,606,324	110,771,273	85,122,000	265,561,989	249,783,297	432,008,397	447,935,610

Net Assets Applicable to Common Shareholders	$56,992,021	$178,475,111	$146,070,735	$428,223,690	$380,649,020	$609,683,024	$686,098,861

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,292,251	$149,453,805	$124,132,737	$374,839,871	$332,425,167	$525,957,690	$580,398,778
Undistributed net investment income	682,165	2,802,295	1,415,473	6,197,240	6,411,182	6,586,094	12,558,048
Undistributed net realized gain (accumulated net realized loss)	(1,442,043)	921,345	117,822	(16,083,633)	(11,286,680)	(13,372,754)	(27,448,533)
Net unrealized appreciation/ depreciation	10,459,648	25,297,666	20,404,703	63,270,212	53,099,351	90,511,994	120,590,568

Net Assets Applicable to Common Shareholders	$56,992,021	$178,475,111	$146,070,735	$428,223,690	$380,649,020	$609,683,024	$686 098,861

Net asset value per Common Share	$17.07	$16.98	$16.69	$16.22	$16.25	$16.13	$10.75

[1] Investments at cost — unaffiliated	$82,732,308	$253,103,120	$207,378,812	$609,090,910	$565,333,680	$916,079,143	$979,320,391
[2] Investments at cost — affiliated	$1,154,435	$3,101,522	$637,888	$8,659,864	$4,716,948	$12,331,647	$20,213,428
[3] VRDP/VMTP Shares outstanding:
Par value $0.001 per share	178	799	422	1,372	1,513	—	—
Par value $0.10 per share	—	—	—	—	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million
[5] Common Shares outstanding	3,338,684	10,509,162	8,749,418	26,406,273	23,425,489	37,807,776	63,838,996
[6] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Statements of Operations

Six Months Ended February 28, 2013 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest	$2,037,411	$6,576,022	$4,621,882	$15,107,567	$14,268,064	$21,231,019	$26,671,121
Income — affiliated	94	340	176	412	467	1,163	875

Total income	2,037,505	6,576,362	4,622,058	15,107,979	14,268,531	21,232,182	26,671,996

Expenses
Investment advisory	302,211	882,320	619,203	1,837,237	1,699,745	2,778,011	2,798,181
Liquidity fees	77,553	—	—	—	—	970,835	—
Professional	37,132	37,641	38,982	47,372	43,993	57,661	58,504
Accounting services	13,257	29,756	24,706	36,989	37,963	73,602	80,370
Officer and Trustees	4,068	12,797	10,397	25,038	21,094	41,329	50,446
Remarketing fees on Preferred Shares	8,948	—	—	—	—	136,172	—
Transfer agent	9,619	11,013	12,497	14,795	13,993	21,130	28,752
Custodian	5,148	9,649	7,120	16,076	15,666	21,446	21,128
Printing	5,340	7,400	5,676	7,435	7,728	7,281	7,715
Registration	4,521	4,702	4,513	4,694	5,064	6,291	13,847
Miscellaneous	17,154	16,289	15,171	23,700	21,586	28,536	33,599

Total expenses excluding interest expense, fees and amortization of offering costs	484,951	1,011,567	738,265	2,013,336	1,866,832	4,142,294	3,092,542
Interest expense, fees and amortization of offering costs[1]	100,545	579,546	406,947	1,202,505	1,240,684	1,001,940	2,156,809

Total expenses	585,496	1,591,113	1,145,212	3,215,841	3,107,516	5,144,234	5,249,351
Less fees waived by Manager	(37,525)	(958)	(601)	(1,376)	(1,807)	(216,352)	(3,131)

Total expenses after fees waived	547,971	1,590,155	1,144,611	3,214,465	3,105,709	4,927,882	5,246,220

Net investment income	1,489,534	4,986,207	3,477,447	11,893,514	11,162,822	16,304,300	21,425,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	379,657	1,937,176	1,133,141	1,991,507	1,465,382	8,549,746	1,382,536
Financial futures contracts	—	(44,756)	—	(162,937)	—	—	—

	379,657	1,892,420	1,133,141	1,828,570	1,465,382	8,549,746	1,382,536

Net change in unrealized appreciation/depreciation on:
Investments	348,347	1,896,111	462,452	1,570,696	3,004,254	(1,349,260)	4,281,790
Financial futures contracts	—	(1,409)	—	—	—	—	—

	348,347	1,894,702	462,452	1,570,696	3,004,254	(1,349,260)	4,281,790

Total realized and unrealized gain	728,004	3,787,122	1,595,593	3,399,266	4,469,636	7,200,486	5,664,326

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,217,538	$8,773,329	$5,073,040	$15,292,780	$15,632,458	$23,504,786	$27,090,102

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	57

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations
Net investment income	$1,489,534	$3,054,451	$4,986,207	$10,548,583
Net realized gain	379,657	1,321,542	1,892,420	3,355,408
Net change in unrealized appreciation/depreciation	348,347	6,218,132	1,894,702	21,519,646
Dividends to AMPS shareholders from net investment income	—	(4,325)	—	(62,496)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,217,538	10,589,800	8,773,329	35,361,141

Dividends and Distributions to Common Shareholders From
Net investment income	(1,572,333)	(3,243,174)[1]	(5,285,104)	(11,124,545)[1]
Net realized gain	—	—	(1,455,701)	—

Decrease in net assets resulting from dividend and distributions to shareholders	(1,572,333)	(3,243,174)	(6,740,805)	(11,124,545)

Capital Share Transactions
Reinvestment of common dividends	16,132	42,858	227,002	507,794

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	661,337	7,389,484	2,259,526	24,744,390
Beginning of period	56,330,684	48,941,200	176,215,585	151,471,195

End of period	$56,992,021	$56,330,684	$178,475,111	$176,215,585

Undistributed net investment income	$682,165	$764,964	$2,802,295	$3,101,192

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations
Net investment income	$3,477,447	$7,237,075	$11,893,514	$24,473,199
Net realized gain	1,133,141	5,422,236	1,828,570	(64,308)
Net change in unrealized appreciation/depreciation	462,452	12,870,664	1,570,696	53,327,603
Dividends to AMPS shareholders from net investment income	—	(33,384)	—	(107,278)

Net increase in net assets applicable to Common Shareholders resulting from operations	5,073,040	25,496,591	15,292,780	77,629,216

Dividends to Common Shareholders From
Net investment income	(3,630,591)	(7,765,376)[2]	(12,352,227)	(24,509,724)[2]

Capital Share Transactions
Reinvestment of common dividends	41,052	73,423	498,569	650,769

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,483,501	17,804,638	3,439,122	53,770,261
Beginning of period	144,587,234	126,782,596	424,784,568	371,014,307

End of period	$146,070,735	$144,587,234	$428,223,690	$424,784,568

Undistributed net investment income	$1,415,473	$1,568,617	$6,197,240	$6,655,953

[1] Dividends and distributions are determined in accordance with federal income tax regulations.
[2] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations
Net investment income	$11,162,822	$23,750,159	$16,304,300	$32,635,541
Net realized gain	1,465,382	5,292,283	8,549,746	20,616,300
Net change in unrealized appreciation/depreciation	3,004,254	44,778,410	(1,349,260)	55,301,830
Dividends to AMPS shareholders from net investment income	—	(117,936)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	15,632,458	73,702,916	23,504,786	108,553,671

Dividends to Shareholders From
Net investment income	(12,143,390)	(23,633,307)[1]	(17,345,280)	(34,641,859)[1]

Capital Share Transactions
Reinvestment of common dividends	385,589	991,824	743,537	695,306

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,874,657	51,061,433	6,903,043	74,607,118
Beginning of period	376,774,363	325,712,930	602,779,981	528,172,863

End of period	$380,649,020	$376,774,363	$609,683,024	$602,779,981

Undistributed net investment income	$6,411,182	$7,391,750	$6,586,094	$7,627,074

	BlackRock MuniVest Fund, Inc. (MVF)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations
Net investment income	$21,425,776	$43,656,881
Net realized gain (loss)	1,382,536	(673,453)
Net change in unrealized appreciation/depreciation	4,281,790	73,804,188
Dividends to AMPS shareholders from net investment income	—	(329,136)

Net increase in net assets applicable to Common Shareholders resulting from operations:	27,090,102	116,458,480

Dividends to Common Shareholders From
Net investment income	(22,567,336)	(44,898,307)[1]

Capital Share Transactions
Reinvestment of common dividends	2,368,807	5,413,084

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	6,891,573	76,973,257
Beginning of period	679,207,288	602,234,031

End of period	$686,098,861	$679,207,288

Undistributed net investment income	$12,558,048	$13,699,608

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	59

Statements of Cash Flows

Six Months Ended February 28, 2013 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc (MVF)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,217,538	$8,773,329	$5,073,040	$15,292,780	$15,632,458	$23,504,786	$27,090,102
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(98,647)	101,129	(305,880)	(265,662)	(213,337)	(924,435)	241,059
Increase in cash pledged as collateral for financial futures contracts	—	(66,000)	—	—	—	—	—
Increase in prepaid expenses	(34,662)	(1,559)	(1,561)	(3,999)	(5,653)	(44,192)	(9,752)
Increase (decrease) in investment advisory fees payable	(3,489)	(11,627)	(7,311)	(24,263)	(21,614)	38	(43,005)
Increase (decrease) in interest expense and fees payable	996	1,015	5,353	(2,486)	(2,621)	16,449	(6,702)
Increase (decrease) in other accrued expenses payable	(26,485)	(6,821)	(2,563)	(15,774)	(15,434)	(26,606)	34,081
Increase (decrease) in Officer’s and Trustees’ fees payable	1,404	2,944	3,660	(1,199)	(2,581)	25,262	3,521
Increase in variation margin payable	—	3,163	—	—	—	—	—
Net realized and unrealized gain on investments	(728,004)	(3,833,287)	(1,595,593)	(3,562,203)	(4,469,636)	(7,200,486)	(5,664,326)
Amortization of premium and accretion of discount on investments	150,925	(883,001)	503,022	(1,385,404)	(445,918)	2,005,883	767,624
Amortization of deferred offering costs	6,647	28,093	23,445	37,545	45,042	2,223	59,921
Proceeds from sales of long-term investments	8,201,539	60,802,930	26,444,650	66,826,533	57,830,151	161,970,000	63,798,285
Purchases of long-term investments	(8,451,664)	(58,561,998)	(30,486,382)	(68,047,433)	(66,212,921)	(155,157,360)	(51,450,068)
Net proceeds from sales (purchases) of short-term securities	(994,758)	(2,517,915)	470,516	(4,255,408)	5,391,526	(11,244,215)	(13,650,673)

Cash provided by operating activities	241,340	3,830,395	124,396	4,593,027	7,509,462	12,927,347	21,170,067

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	754,980	2,804,936	3,499,965	13,591,192	7,040,590	3,730,122	—
Cash payments for TOB trust certificates	—	—	—	(6,332,957)	(2,534,633)	(500,000)	(1,463,379)
Cash dividends paid to Common Shareholders	(1,566,142)	(6,512,687)	(3,624,361)	(11,851,262)	(11,755,794)	(16,598,229)	(20,185,678)
Increase in bank overdraft	—	—	—	—	—	440,760	478,990

Cash used for financing activities	(811,162)	(3,707,751)	(124,396)	(4,593,027)	(7,249,837)	(12,927,347)	(21,170,067)

Cash
Net increase (decrease) in cash	(569,822)	122,644	—	—	259,625	—	—
Cash at beginning of period	569,822	—	—	—	—	—	—

Cash at end of period	—	$122,644	—	—	$259,625	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$92,902	$493,239	$377,362	$1,164,886	$1,202,100	$977,231	$2,099,040

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$16,132	$227,002	$41,052	$498,569	$385,589	$743,537	$2,368,807

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.88		$14.67		$15.51		$14.16		$14.86		$15.45

Net investment income[1]	0.45		0.92		1.03		1.02		1.03		1.16
Net realized and unrealized gain (loss)	0.21		2.26		(0.89)		1.27		(0.76)		(0.51)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]		(0.02)		(0.02)		(0.13)		(0.30)

Net increase from investment operations	0.66		3.18		0.12		2.27		0.14		0.35

Dividends to Common Shareholders from net investment income	(0.47)		(0.97)[3]		(0.96)[3]		(0.92)[3]		(0.84)[3]		(0.94)[3]

Net asset value, end of period	$17.07		$16.88		$14.67		$15.51		$14.16		$14.86

Market price, end of period	$16.83		$16.61		$14.22		$15.60		$13.20		$14.28

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.94%	[5]	22.36%		1.29%		16.80%		2.43%		2.34%

Based on market price	4.15%	[5]	24.21%		(2.38)%		26.02%		(0.64)%		(3.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	[6]	2.21%	[7]	1.81%	[7]	1.57%	[7]	1.71%	[7]	1.54%	[7]

Total expenses after fees waived and paid indirectly	1.93%	[6]	2.12%	[7]	1.66%	[7]	1.35%	[7]	1.36%	[7]	1.13%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.58%	[6,9]	1.72%	[7,9]	1.39%	[7]	1.15%	[7]	1.25%	[7]	1.09%	[7]

Net investment income	5.26%	[6]	5.78%	[7]	7.25%	[7]	6.92%	[7]	7.98%	[7]	7.52%	[7]

Dividends to AMPS shareholders	–		0.01%		0.13%		0.15%		1.01%		1.99%

Net investment income to Common Shareholders	5.26%	[6]	5.77%		7.12%		6.77%		6.97%		5.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$56,992		$56,331		$48,941		$51,708		$47,203		$49,532

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$17,850		$17,850		$17,850		$26,175

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$17,800		$17,800		—		—		—		—

Portfolio turnover	9%		36%		25%		47%		71%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$93,546		$97,421		$91,112		$72,318

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$420,180		$416,465		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	61

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.79		$14.48		$15.29		$13.23		$13.96		$15.57

Net investment income[1]	0.48		1.01		1.14		1.14		1.14		1.23
Net realized and unrealized gain (loss)	0.36		2.37		(0.87)		1.97		(0.83)		(1.48)
Dividends and distributions to AMPS shareholders from:
Net investment income	(0.01)		(0.01)		(0.03)		(0.03)		(0.13)		(0.28)
Net realized gain	—		—		—		—		—		(0.03)

Net increase (decrease) from investment operations	0.83		3.37		0.24		3.08		0.18		(0.56)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.50)		(1.06)[2]		(1.05)[2]		(1.02)[2]		(0.91)[2]		(0.95)[2]
Net realized gain	(0.14)		—		—		—		—		(0.10)[2]

Total dividends and distributions to Common Shareholders	(0.64)		(1.06)		(1.05)		(1.02)		(0.91)		(1.05)

Net asset value, end of period	$16.98		$16.79		$14.48		$15.29		$13.23		$13.96

Market price, end of period	$17.35		$17.16		$14.86		$15.79		$13.80		$13.89

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	5.01%	[4]	23.96%		2.02%		24.13%		2.52%		(3.77)%

Based on market price	4.98%	[4]	23.45%		1.38%		22.90%		7.48%		(9.65)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	[5]	1.69%	[6]	1.33%	[6]	1.29%	[6]	1.51%	[6]	1.39% [6]

Total expenses after fees waived and paid indirectly	1.80%	[5]	1.64%	[6]	1.19%	[6]	1.08%	[6]	1.19%	[6]	1.01% [6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.14%	[5]	1.18%	[6,8]	1.16%	[6]	1.05%	[6]	1.10%	[6]	0.98% [6]

Net investment income	5.69%	[5]	6.39%	[6]	8.15%	[6]	8.08%	[6]	9.67%	[6]	8.25% [6]

Dividends to AMPS shareholders	—		0.04%		0.19%		0.22%		1.11%		1.87%

Net investment income to Common Shareholders	5.69%	[5]	6.35%		7.96%		7.86%		8.56%		6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$178,475		$176,216		$151,471		$159,216		$137,030		$144,116

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—		$79,900		$79,900		$79,900		$80,500

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$79,900		$79,900		—		—		—		—

Portfolio turnover	20%		46%		27%		51%		46%		27%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$72,394		$74,819		$67,877		$69,766

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$323,373		$320,545		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.53		$14.50		$15.08		$14.06		$14.23		$14.68

Net investment income[1]	0.40		0.83		0.91		0.94		0.91		0.99
Net realized and unrealized gain (loss)	0.18		2.09		(0.58)		0.95		(0.27)		(0.46)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]		(0.02)		(0.02)		(0.09)		(0.28)

Net increase from investment operations	0.58		2.92		0.31		1.87		0.55		0.25

Dividends to Common Shareholders from net investment income	(0.42)		(0.89)[3]		(0.89)[3]		(0.85)[3]		(0.72)[3]		(0.70)[3]

Net asset value, end of period	$16.69		$16.53		$14.50		$15.08		$14.06		$14.23

Market price, end of period	$16.29		$16.24		$13.92		$15.64		$13.01		$12.42

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.50%	[5]	20.76%		2.62%		13.93%		5.36%		2.22%

Based on market price	2.83%	[5]	23.59%		(5.01)%		27.70%		11.70%		(3.35)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	[6]	1.49%	[7]	1.25%	[7]	1.23%	[7]	1.60%	[7]	1.33%	[7]

Total expenses after fees waived and paid indirectly	1.57%	[6]	1.49%	[7]	1.23%	[7]	1.14%	[7]	1.40%	[7]	1.05%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering cost[8]	1.01%	[6]	1.06%	[7,9]	1.09%	[7]	0.97%	[7]	0.98%	[7]	0.91%	[7]

Net investment income	4.78%	[6]	5.31%	[7]	6.51%	[7]	6.54%	[7]	7.04%	[7]	6.71%	[7]

Dividends to AMPS shareholders	—		0.02%		0.12%		0.14%		0.66%		1.92%

Net investment income to Common Shareholders	4.78%	[6]	5.29%		6.39%		6.40%		6.38%		4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$146,071		$144,587		$126,783		$131,772		$122,825		$124,305

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$42,275		$42,275		$42,275		$44,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,200		$42,200		—		—		—		—

Portfolio turnover	12%		51%		33%		26%		45%		29%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$99,975		$102,926		$97,637		$95,044

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$446,139		$442,624		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	63

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.11		$14.09		$14.64		$13.55		$14.04		$14.82

Net investment income[1]	0.45		0.93		0.97		0.96		0.91		1.04
Net realized and unrealized gain (loss)	0.13		2.02		(0.58)		1.00		(0.55)		(0.83)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]		(0.02)		(0.02)		(0.10)		(0.26)

Net increase (decrease) from investment operations	0.58		2.95		0.37		1.94		0.26		(0.05)

Dividends to Common Shareholders from net investment income	(0.47)		(0.93)[3]		(0.92)[3]		(0.85)[3]		(0.75)[3]		(0.73)[3]

Net asset value, end of period	$16.22		$16.11		$14.09		$14.64		$13.55		$14.04

Market price, end of period	$16.04		$16.73		$13.85		$15.26		$13.69		$13.19

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.62%	[5]	21.54%		3.09%		14.74%		2.83%		(0.16)%

Based on market price	(1.32)%	[5]	28.40%		(2.79)%		18.42%		10.58%		(3.13)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[6]	1.46%	[7]	1.25%	[7]	1.15%	[7]	1.38%	[7]	1.24% [7]

Total expenses after fees waived and paid indirectly	1.51%	[6]	1.46%	[7]	1.24%	[7]	1.06%	[7]	1.20%	[7]	0.98% [7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.95%	[6]	1.00%	[7,9]	1.07%	[7]	0.92%	[7]	0.93%	[7]	0.86% [7]

Net investment income	5.60%	[6]	6.12%	[7]	7.15%	[7]	6.85%	[7]	7.23%	[7]	7.08% [7]

Dividends to AMPS shareholders	—		0.03%		0.14%		0.15%		0.76%		1.80%

Net investment income to Common Shareholders	5.60%	[6]	6.09%		7.01%		6.70%		6.47%		5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$428,224		$424,785		$371,014		$384,563		$355,334		$368,133

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$137,250		$137,250		$137,250		$149,925

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$137,200		$137,200		—		—		—		—

Portfolio turnover	11%		17%		19%		13%		18%		39%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$92,580		$95,049		$89,725		$86,398

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$412,116		$409,610		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.10		$13.96		$14.63		$12.78		$13.60		$15.08

Net investment income[1]	0.48		1.02		1.08		1.08		1.09		1.17
Net realized and unrealized gain (loss)	0.19		2.14		(0.73)		1.77		(0.95)		(1.50)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.02)		(0.03)		(0.12)		(0.30)

Net increase (decrease) from investment operations	0.67		3.15		0.33		2.82		0.02		(0.63)

Dividends to Common Shareholders from net investment income	(0.52)		(1.01)[2]		(1.00)[2]		(0.97)[2]		(0.84)[2]		(0.85)[2]

Net asset value, end of period	$16.25		$16.10		$13.96		$14.63		$12.78		$13.60

Market price, end of period	$16.59		$16.74		$14.13		$15.22		$13.45		$13.27

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	4.17%	[4]	23.25%		2.70%		22.83%		1.54%		(4.15)%

Based on market price	2.29%	[4]	26.61%		(0.07)%		21.42%		9.52%		(6.29)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65%	[5]	1.55%	[6]	1.18%	[6]	1.16%	[6]	1.36%	[6]	1.24% [6]

Total expenses after fees waived and paid indirectly	1.64%	[5]	1.48%	[6]	1.10%	[6]	1.08%	[6]	1.19%	[6]	1.07% [6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.99%	[5]	0.96%	[6,8]	1.01%	[6]	0.99%	[6]	1.05%	[6]	1.00% [6]

Net investment income	5.91%	[5]	6.74%	[6]	7.94%	[6]	7.89%	[6]	9.69%	[6]	8.09% [6]

Dividends to AMPS shareholders	—		0.03%		0.17%		0.20%		1.07%		2.04%

Net investment income to Common Shareholders	5.91%	[5]	6.71%		7.77%		7.69%		8.62%		6.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$380,649		$376,774		$325,713		$340,269		$296,070		$314,889

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$151,300		$151,300		$151,300		$166,050

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$151,300		$151,300		—		—		—		—

Portfolio turnover	6%		24%		16%		29%		19%		21%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$78,819		$81,226		$73,923		$72,419

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$351,586		$349,025		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	65

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$15.96		$14.00		$14.69		$13.57		$13.50		$14.09

Net investment income[1]	0.43		0.86		0.95		0.96		0.94		1.01
Net realized and unrealized gain (loss)	0.20		2.02		(0.71)		1.04		(0.03)		(0.61)
Dividends to AMPS shareholders from net investment income	—		—		(0.02)		(0.03)		(0.13)		(0.32)

Net increase from investment operations	0.63		2.88		0.22		1.97		0.78		0.08

Dividends to Common Shareholders from net investment income	(0.46)		(0.92)[2]		(0.91)[2]		(0.85)[2]		(0.71)[2]		(0.67)[2]

Net asset value, end of period	$16.13		$15.96		$14.00		$14.69		$13.57		$13.50

Market price, end of period	$15.70		$16.13		$13.84		$14.65		$12.63		$11.61

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.97%	[4]	21.22%		2.01%		15.22%		7.36%		1.16%

Based on market price	0.13%	[4]	23.93%		1.12%		23.46%		16.19%		(4.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.70%	[5]	1.87%	[6]	1.37%	[6]	1.17%	[6]	1.32%	[6]	1.54%	[6]

Total expenses after fees waived and paid indirectly	1.63%	[5]	1.80%	[6]	1.30%	[6]	1.09%	[6]	1.20%	[6]	1.42%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.29%	[5,8]	1.39%	[6,8]	1.14%	[6]	1.01%	[6]	1.07%	[6]	1.13%	[6]

Net investment income	5.38%	[5]	5.76%	[6]	7.03%	[6]	6.85%	[6]	7.48%	[6]	7.23%	[6]

Dividends to AMPS shareholders	—		—		0.18%		0.21%		1.05%		2.31%

Net investment income to Common Shareholders	5.38%	[5]	5.76%		6.85%		6.64%		6.43%		4.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$609,683		$602,780		$528,173		$553,367		$511,013		$508,698

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$274,650		$274,650		$296,125

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$274,600		$274,600		$274,600		—		—		—

Portfolio turnover	17%		44%		32%		38%		40%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$75,371		$71,516		$67,958

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$322,026		$319,152		$292,343		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93% and 0.99%, respectively.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$10.68		$9.55		$10.01		$8.98		$8.91		$9.39

Net investment income[1]	0.34		0.69		0.73		0.73		0.70		0.67
Net realized and unrealized gain (loss)	0.08		1.16		(0.47)		0.97		(0.03)		(0.45)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.02)		(0.02)		(0.06)		(0.18)

Net increase from investment operations	0.42		1.84		0.24		1.68		0.61		0.04

Dividends to Common Shareholders from net investment income	(0.35)		(0.71)[2]		(0.70)[2]		(0.65)[2]		(0.54)[2]		(0.52)[2]

Net asset value, end of period	$10.75		$10.68		$9.55		$10.01		$8.98		$8.91

Market price, end of period	$11.29		$11.28		$9.73		$10.38		$8.91		$8.33

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.97%	[4]	19.85%		2.90%		19.31%		8.18%		0.51%

Based on market price	3.39%	[4]	24.24%		1.11%		24.69%		14.81%		(5.63)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[5]	1.51%	[6]	1.28%	[6]	1.22%	[6]	1.53%	[6]	1.58%	[6]

Total expenses after fees waived and paid indirectly	1.54%	[5]	1.51%	[6]	1.28%	[6]	1.22%	[6]	1.50%	[6]	1.58%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.91%	[5]	0.98%	[6,8]	1.05%	[6]	1.03%	[6]	1.14%	[6]	1.10%	[6]

Net investment income	6.30%	[5]	6.79%	[6]	7.93%	[6]	7.71%	[6]	8.74%	[6]	7.34%	[6]

Dividends to AMPS shareholders	—		0.05%		0.18%		0.19%		0.78%		1.94%

Net investment income to Common Shareholders	6.30%	[5]	6.74%		7.75%		7.52%		7.96%		5.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$686,099		$679,207		$602,234		$625,195		$555,889		$551,027

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$243,825		$243,825		$243,825		$275,700

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,800		$243,800		—		—		—		—

Portfolio turnover	5%		11%		10%		25%		31%		41%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$86,749		$89,106		$81,999		$74,993

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$381,419		$378,592		—		—		—		—

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	67

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Municipal Bond Investment Trust (“BIE”) and BlackRock Municipal Bond Trust (“BBK”) (collectively the “Bond Trusts”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL and MVF are referred to herein collectively as the “Trusts”. BBK, BYM and BLE are registered under the 1940 Act, as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) [options and swaptions] are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended February 28, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedule of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At February 28, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$38,473,917	$19,340,052	0.10% - 0.37%
BBK	$37,212,244	$20,608,872	0.10% - 0.16%
BAF	$79,597,722	$39,996,660	0.10% - 0.37%
BYM	$236,489,700	$117,377,482	0.10% - 0.36%
BLE	$168,214,560	$93,381,521	0.10% - 0.36%
MFL	$266,794,109	$134,552,822	0.11% - 0.37%
MVF	$405,216,923	$197,793,067	0.11% - 0.31%

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	69

Notes to Financial Statements (continued)

For the six months ended February 28, 2013, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$18,840,165	0.74%
BBK	$15,359,387	0.75%
BAF	$38,272,899	0.75%
BYM	$108,548,074	0.71%
BLE	$91,214,879	0.74%
MFL	$132,606,658	0.79%
MVF	$198,559,287	0.72%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the“Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. The deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. An ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of February 28, 2013
	Liability Derivatives
	BBK
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(1,409)
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	71

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended February 28, 2013
	` Net Realized Loss From
	BBK	BYM
Interest rate contracts:
Financial futures contracts	$(44,756)	$(162,937)
Options[1]	(57,863)	—

Total	$(102,619)	$(162,937)

[1] Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

	Net Change in Unrealized Appreciation/Depreciation on
	BBK
Interest rate contracts:
Financial futures contracts	$(1,409)

For the six months ended February 28, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BBK	BYM
Financial futures contracts:
Average number of contracts sold.	11	65
Average notional value of contracts sold	$1,581,594	$8,718,125
Options:
Average number of contracts purchased	1 [2]	—
Average notional value of contracts purchased	$25,594 [2]	—
[2]	The actual contract amount is shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MFL and MVF, which are based on average daily net assets, at the following annual rates:

BIE	0.65%
BBK	0.65%
BAF	0.55%
BYM	0.55%
BLE	0.55%
MFL	0.55%
MVF	0.50%
Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BAF, BYM, the Bond Trusts and BLE, and Blackrock investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Effective June 1, 2012, the Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BIE at an annual rate of 0.08%, as a percentage of average weekly net assets. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of its total assets minus the sum of its accrued liabilities. For the six months ended February 28, 2013, the Manager waived the following amounts, which are included in fees waived by Manager in the Statements of Operations:

BIE	$37,195
MFL	$212,624

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. This amount is included in, or shown as, fees waived by Manager in the Statements of

72	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

Operations. For the six months ended February 28, 2013, the amounts waived were as follows:

BIE	$330
BBK	$958
BAF	$601
BYM	$1,376
BLE	$1,807
MFL	$3,728
MVF	$3,131

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended February 28, 2013 were as follows:

	Purchases	Sales
BIE	$9,017,748	$8,186,132
BBK	$52,936,385	$57,048,552
BAF	$32,617,495	$26,698,889
BYM	$76,464,179	$68,114,879
BLE	$68,192,727	$38,903,073
MFL	$173,654,903	$171,952,470
MVF	$52,714,446	$63,794,202

5. Income Tax Information:

As of August 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BIE	BAF	BYM	BLE	MFL	MVF
2013	—	—	—	—	$2,325,913	—
2015	—	—	$1,522,202	—	—	—
2016	—	—	3,217,765	$1,648,836	—	—
2017	—	—	6,430,212	3,397,830	6,481,433	$7,618,622
2018	$661,404	—	2,209,430	4,366,226	11,734,707	—
2019	718,157	$709,003	—	2,448,693	—	5,276,524
No expiration date[1]	—	—	2,664,269	—	—	5,946,440

Total	$1,379,561	$709,003	$16,043,878	$11,861,585	$20,542,053	$18,841,586

[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2013, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$64,730,912	$234,840,934	$168,285,166	$501,570,325	$476,848,945	$795,016,593	$804,755,030

Gross unrealized appreciation	$10,492,052	$27,608,667	$20,557,905	$63,647,130	$151,565,094	$91,190,736	$124,889,982
Gross unrealized depreciation	(216,625)	(1,554,756)	(418,328)	(1,573,951)	(5,264,060)	(1,837,367)	(7,313,692)

Net unrealized appreciation	$10,275,427	$26,053,911	$20,139,577	$62,073,179	$146,301,034	$89,353,369	$117,576,290

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

As of February 28, 2013, BIE, BAF and BYM invest a significant portion of their assets in securities in the county/city/special district/school district sector. BIE, BAF, BLE, MFL and MVF invest a significant portion of their

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	73

Notes to Financial Statements (continued)

assets in securities in the transportation sector. BBK and MVF, invest a significant portion of their assets in securities in the health sector. Changes in economic conditions affecting the county/city/special district/school district, transportation and health sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Trust, except MFL and MVF, is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which are initially classified as Common Shares. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended February 28, 2013	Year Ended August 31, 2012
BIE	937	2,729
BBK	13,365	32,815
BAF	2,424	4,717
BYM	30,719	42,891
BLE	23,604	66,755
MFL	45,928	46,224
MVF	217,812	537,279

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”) have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity providers in the event of a failed remarketing. The VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity providers after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of February 28, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity providers that may require a per annum liquidity fee payable to the liquidity providers. These fees are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BIE and the liquidity provider was for a 364-day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BIE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2-year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BIE’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The fee agreement between MFL and its liquidity provider is for a 364-day term and is scheduled to expire on June 26, 2013, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months ended after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity providers, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trusts’ custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

74	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of February 28, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of February 28, 2013, the short-term ratings of the liquidity provider and the VRDP Shares were P2 and F1 as rated by Moody’s, Fitch and/or S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity providers fail to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s and MFL’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.33% for BIE and 0.35% for MFL for the six months ended February 28, 2013.

VRDP Shares issued and outstanding remained constant for the six months ended February 28, 2013 for BIE and MFL. VRDP shares issued and outstanding remained constant for the year ended August 31, 2012 for MFL.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of February 28, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/15
BAF	12/16/11	422	$42,200,000	1/02/15
BYM	12/16/11	1,372	$137,200,000	1/02/15
BLE	12/16/11	1,513	$151,300,000	1/02/15
MVF	12/16/11	2,438	$243,800,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed, repurchased or extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months ended prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trusts’ VMTP Shares may be redeemed, in whole or in part, at any time at the option of each Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and each Trust may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issu-

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	75

Notes to Financial Statements (continued)

ance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of February 28, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended February 28, 2013 were as follows:

BAF	1.16%
BBK	1.16%
BYM	1.16%
BLE	1.16%
MVF	1.16%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended February 28, 2013.

Offering Costs: The Trusts incurred costs in connection with their issuance of VRDP Shares or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares, with the exception of upfront fees paid to the liquidity providers, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Supplementary/Statement of Preferences and or/Certificate of Designation (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Trusts failed to clear any of their auctions. A failed auction was not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers.

As of February 28, 2013, the Trusts did not have any AMPS outstanding.

During the year ended August 31, 2012, BIE, BBK, BAF, BYM, BLE and MVF announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BIE	W-7	10/06/11	714	$17,850,000
BBK	T-7	1/11/12	1,598	$39,950,000
	R-7	1/13/12	1,598	$39,950,000
BAF	M-7	1/10/12	1,691	$42,275,000
BYM	M-7	1/10/12	1,830	$45,750,000
	F-7	1/13/12	1,830	$45,750,000
	R-7	1/09/12	1,830	$45,750,000
BLE	M-7	1/10/12	1,513	$37,825,000
	T-7	1/11/12	1,513	$37,825,000
	R-7	1/12/12	1,513	$37,825,000
	F-7	1/13/12	1,513	$37,825,000
MVF	A	1/09/12	1,460	$36,500,000
	B	1/17/12	1,460	$36,500,000
	C	1/23/12	1,460	$36,500,000
	D	1/03/12	1,460	$36,500,000
	E	1/03/12	2,190	$54,750,000
	F	1/11/12	1,723	$43,075,000

BIE financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares of $17,800,000.

BBK, BAF, BYM, BLE and MVF financed the AMPS redemptions with proceeds received from the issuance of VMTP Shares as follows:

BBK	$79,900,000
BAF	$42,200,000
BYM	$137,200,000
BLE	$151,300,000
MVF	$243,800,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on April 1, 2013 to Common Shareholders of record on March 15, 2013 as follows:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0785
BAF	$0.0685
BYM	$0.0780
BLE	$0.0850
MFL	$0.0765
MVF	$0.0590

76	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (concluded)

Additionally, the Trusts declared a net investment income dividend on April 1, 2013 payable to Common Shareholders of record on April 15, 2013 for the same amounts noted above.

The dividends declared on VRDP or VMTP Shares for the period March 1, 2013 to March 31, 2013 were as follows:

	Series	VRDP/VMTP Dividend Per Share
BIE	W-7	$3,228
BBK	W-7	$75,565
BAF	W-7	$39,911
BYM	W-7	$129,757
BLE	W-7	$143,092
MFL	W-7	$74,405
MVF	W-7	$230,575

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	77

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, President1 and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President2 and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

[1]	For MFL.

[2]	For all Trusts except MFL.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Investment Management, LLC3

Princeton, NJ 08540

BlackRock Financial Management, Inc.4

New York, NY 10055

Custodians

The Bank of New York Mellon3

New York, NY 10286

State Street Bank and Trust Company4

Boston, MA 02110

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Liquidity Providers

Bank of America, N.A.5

New York, NY 10036

Barclays Bank PLC6

New York, NY 10019

VRDP Remarketing Agents

Merrill Lynch, Pierce, Fenner & Smith Incorporated5

New York, NY 10036

Barclays Capital Inc.6

New York, NY 10019

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For MFL and MVF.

[4]	For BIE, BBK, BAF, BYM and BLE.

[5]	For MFL.

[6]	For BIE.

78	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Trust.

Dividend Policy

Each Trusts’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM, BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM, BAF and BIE from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, BAF. However, the Consolidated Shareholder Derivative Complaint did not include either BIE or BYM as a nominal defendant. Thus, BIE and BYM are no longer nominal defendants in the derivative complaint. Defendants, including BAF, moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. The parties have agreed to proceed with limited discovery pending resolution of the defendants’ motion to dismiss. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, MFL. Defendants, including MFL, moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. The parties have agreed to proceed with limited discovery pending resolution of the defendants’ motion to dismiss. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	79

Additional Information (continued)

General Information (continued)

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

80	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-2/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock MuniHoldings Investment Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Investment Quality Fund

  Date: May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Investment Quality Fund

Date: May 1, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Investment Quality Fund

  Date: May 1, 2013

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